UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period:	November 1, 2014 – April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGGIX

Putnam Global Income Trust

Semiannual report 4|30|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Global Income
Trust

Semiannual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	12
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Financial statements	18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a more broadly invested fund. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio manager provides a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 9, 2015

Putnam Global Income Trust

A nimble approach to investing in global bond markets

Investing in today's bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global inter-relationships that drive the markets. With support from more than 70 fixed-income professionals, the fund's managers actively position the portfolio in securities from a broad range of sectors.

The fund's management team has an average of more than 20 years of experience.

D. William Kohl
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

USD
U.S. dollar
GBP
British pound
EUR
Euro
JPY
Japanese yen
AUD
Australian dollar

Illustration shows the fund's five largest currency exposures as of 4/30/15. Allocations in each currency may vary over time.

Invests in sectors beyond the benchmark

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporate bonds to a wide range of mortgage-backed securities.

Barclays Global Aggregate Bond Index
Putnam Global Income Trust
Int'l Treasuries/ agency securities
44%
29%
U.S. Treasuries/ agency securities
16%
0%
Investment-grade corporate bonds
12%
21%
Agency pass-through
12%
12%
Emerging-market bonds
6%
9%
Int'l investment grade
6%
0%
Covered bonds
2%
0%
Commer-cial MBS
1%
15%
Inter-national MBS
1%
0%
Agency CMO
0%
7%
Non-agency residential MBS
0%
4%
High-yield corporate bonds
0%
4%
Asset-backed securities (ABS)
0%
2%
Municipal bonds
0%
0%
Bank loans
0%
0%
Cash and net other assets
0%
8%

Weightings are shown as a percentage of the fund's and/or benchmark's net assets as of 4/30/15. Allocations and holdings in each sector may vary over time. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 19–62.

2 Global Income Trust

Global Income Trust 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The fund’s benchmark, the Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

†Returns for the six-month period are not annualized, but cumulative.
4     Global Income Trust

Interview with your fund’s portfolio manager

D. William Kohli

Bill, what was the environment like in global bond markets during the six months ended April 30, 2015?

The period was punctuated by episodes of interest-rate volatility, but rates generally moved lower. We were not surprised to see some degree of rate volatility, given that the Federal Reserve ended its bond-buying program immediately prior to the period. In doing so, the Fed removed a major source of demand for intermediate-maturity U.S. Treasuries and agency mortgage-backed securities. Additionally, in January, the European Central Bank [ECB] officially announced its version of quantitative easing, with the goal of stimulating eurozone economies and fending off deflation in the region.

January was a pivotal month during the period, as the combination of a stock market pullback, weaker-than-expected U.S. economic data, and doubts about the efficacy of the ECB’s stimulus program fueled investors’ appetite for government bonds. Against this backdrop, the yield on the benchmark 10-year U.S. Treasury fell to 1.64%, its low for the period. In February, concern that the U.S. central bank might start raising rates in June hampered Treasuries, causing prices to fall and yields to rise. During March, however, dovish comments by Fed Chair Janet Yellen reassured investors that

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/15. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 17.

Global Income Trust     5

the central bank is likely to take a deliberate approach when it begins raising rates, which helped Treasuries modestly rebound. In late April, however, Treasury yields rose once again as a selloff in German government bonds highlighted concerns about elevated bond valuations and dampened investor demand for securities considered to be global safe havens.

The U.S. dollar declined in April, interrupting its steady march higher since last summer. It was pulled down in part by an anemic 0.2% growth rate for U.S. gross domestic product [GDP] in 2015’s first quarter. The weak GDP reading gave investors pause regarding the Fed’s interest-rate policy, leading to speculation that an increase in the federal funds rate could be pushed further into the future, creating a possible headwind to dollar strength.

Crude oil prices, after bottoming at just over $47 per barrel in mid-March, rose and ended the period at $59.63 on the New York Mercantile Exchange. Signs that U.S.

Portfolio composition

International Treasuries/ agency securities 29.1%
Investment-grade corporate bonds 20.9%
Commercial MBS 15.0%
Agency pass-through 11.7%
Emerging-market bonds 8.6%
Agency collateralized mortgage obligations 6.8%
Non-agency residential MBS 4.2%
High-yield corporate bonds 3.9%
Asset-backed securities (ABS) 2.5%
Municipal bonds 0.1%
Cash and net other assets 8.4%

Allocations are shown as a percentage of the fund’s net assets as of 4/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.
6     Global Income Trust

“Although first-quarter GDP growth
was disappointing, we remain positive
on the U.S. economic recovery.”

Bill Kohli

oil production may be peaking and global energy demand may be rising, coupled with a weaker U.S. dollar, buoyed the commodity’s price.

The fund posted a negative absolute return at net asset value, but outpaced its benchmark and the average return of its Lipper peer group. What factors aided relative performance?

Relative to the benchmark, our active currency strategy was a major contributor, led by underweight exposure to the euro, which weakened versus the U.S. dollar until this pattern reversed in April. An underweight to the Japanese yen toward the beginning of the period also helped.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.
Global Income Trust     7

Our mortgage credit investments, specifically positions in subordinated mezzanine commercial mortgage-backed securities [CMBS], also modestly contributed. Mezzanine CMBS benefited from supportive commercial real estate fundamentals, a generally improving U.S. economy, and persistent investor demand for higher-yielding bonds.

Various tactical trades that were designed to benefit from the difference between current mortgage rates and Treasury yields also moderately aided the fund’s relative performance.

Holdings of emerging-market debt, principally in Russia and Argentina, provided a further modest boost to performance. Rising oil prices toward the end of the period bolstered the returns of our investments in both of these markets. Russian debt also benefited from a February cease-fire in Ukraine, along with the fact that economic sanctions against the country did not become more burdensome.

Comparison of currency exposures

This chart shows how the fund’s top currency holdings have changed over the last six months. Allocations are shown as a percentage of the fund’s net assets. Holdings and allocations may vary over time.
8     Global Income Trust

Which strategies didn’t work as well this past six months?

The fund’s interest-rate and yield-curve positioning in the United States and Europe was the primary detractor versus the benchmark. In the United States, we continued our strategy of seeking to avoid directional interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — shorter than that of the benchmark. Unfortunately, because rates fell significantly in January, and trended lower for the period as a whole, this positioning worked against the fund’s performance.

In Europe, performance was hampered by our duration adjustments relative to German government bond yields. The fund was positioned with a relatively short duration in Germany as the country’s rates declined. Then we shifted to a long-duration position in April to hedge against risk in Greece. Unfortunately, German yields rose slightly in April, dampening the fund’s performance. In addition, our exposure to Greece detracted as Greek yields rose. Increasing uncertainty about Greece’s prospects for accessing new financing and its desire to remain within the European Union weighed on the country’s bonds.

Within corporate credit, our allocation to investment-grade bonds slightly dampened relative performance, primarily during the period’s first half when underperformance in the energy sector weighed on credit markets.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to help manage the fund’s duration and yield-curve positioning, and to gain exposure to interest rates in various countries. We used options for similar reasons, and to also help manage

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Global Income Trust     9

various downside risks. Additionally, we utilized total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. We employed credit default swaps to hedge the fund’s credit and market risk, and to access specific securities in various market sectors. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months, and how are you positioning the fund?

Although first-quarter GDP growth was disappointing, we remain positive on the U.S. economic recovery. We believe the first quarter slowdown was largely the result of weaker-than-expected consumer spending despite lower oil and gas prices, along with harsh winter weather in many parts of the country.

During the past year, rising hourly wages and lower gasoline prices benefited lower-wage workers, which we thought would bolster personal consumption expenditures. However, rather than spending more, these consumers increased their savings. Quite recently, though, data suggest this trend may be reversing to some degree, in keeping with our fundamental view. According to the Commerce Department, personal spending increased slightly in February and March, after being down in December and January. At the same time, the personal savings rate reached 5.7% in February, its highest level since the end of 2012, but declined to 5.3% in March. In our view, as the effects of an unseasonably cold winter in the East and Midwest dissipate, we think consumer spending will rise.

We continue to believe that the Fed is likely to begin raising its target for short-term interest rates sometime in 2015. However, as of period-end, inflation remained stubbornly below the central bank’s 2% target. As a result, we think the first increase won’t occur until the Fed sees enough consistent data to persuade it that the U.S. recovery is accelerating.

Globally, we believe economies are currently in one of the most disparate growth cycles since the mid- to late-1990s. Capital is flowing from the eurozone and elsewhere into the United States, as investors seek to capitalize on opportunities in stocks, high-yield bonds, mortgage-backed securities, and government debt. As a result, developing markets are under pressure since many of those economies require capital inflows to maintain their fiscal and monetary programs. Because of this trend, we’re not enthusiastic about near-term prospects in emerging markets overall, although we continue to find what we believe are attractive country-specific investment opportunities.

Within this environment, we plan to maintain our diversified mortgage, corporate, and sovereign credit exposure primarily through allocations to mezzanine CMBS, investment-grade corporate bonds, and peripheral European sovereign bonds, respectively. As for prepayment risk, we expect to retain our holdings of government-agency interest-only collateralized mortgage obligations. We should note that we are cognizant of a risk emanating from a new Federal Housing Administration policy that reduces the mortgage insurance premiums charged to certain borrowers. While we acknowledge that this policy could accelerate refinancing to some extent, we believe it is unlikely to have a major impact on the overall pace of residential refinancing. What’s more, we continue to find prepayment risk attractive, given the potential for higher interest rates as the U.S. economic recovery matures. We’re also excited about ongoing opportunities we see in the foreign-exchange market. Many of the fundamental drivers of currency

10     Global Income Trust

performance, such as divergent trends in U.S. and foreign economic growth and monetary policies, appear to be gaining momentum, in our view.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, and Michael V. Salm.
IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

Global Income Trust     11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(7/2/12)	(7/2/12)	(10/4/05)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	6.83%	6.67%	6.58%	6.58%	6.03%	6.03%	6.53%	6.41%	6.56%	6.93%	6.93%	6.92%
10 years	63.88	57.32	54.28	54.28	52.17	52.17	59.84	54.64	59.84	68.13	68.34	67.95
Annual average	5.06	4.64	4.43	4.43	4.29	4.29	4.80	4.46	4.80	5.33	5.35	5.32
5 years	22.26	17.37	17.77	15.79	17.81	17.81	20.69	16.76	20.77	24.03	24.18	23.89
Annual average	4.10	3.25	3.32	2.98	3.33	3.33	3.83	3.15	3.85	4.40	4.43	4.38
3 years	7.77	3.46	5.40	2.45	5.48	5.48	7.01	3.54	7.05	8.74	8.88	8.62
Annual average	2.53	1.14	1.77	0.81	1.79	1.79	2.29	1.17	2.30	2.83	2.88	2.80
1 year	–1.08	–5.03	–1.82	–6.62	–1.74	–2.70	–1.28	–4.48	–1.27	–0.65	–0.65	–0.73
6 months	–0.14	–4.14	–0.51	–5.43	–0.51	–1.50	–0.28	–3.52	–0.28	0.07	0.03	–0.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12     Global Income Trust

Comparative index returns For periods ended 4/30/15

	Barclays Global Aggregate Bond Index	Lipper Global Income Funds category average*
Annual average (life of fund)	—†	6.47%
10 years	42.25%	49.97
Annual average	3.59	4.09
5 years	13.25	18.68
Annual average	2.52	3.44
3 years	–0.74	5.08
Annual average	–0.25	1.62
1 year	–3.73	–0.49
6 months	–1.92	–0.63

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/15, there were 217, 213, 160, 120, 74, and 2 funds, respectively, in this Lipper category.

†The fund’s benchmark, the Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	6		6	6	6		6	6	6	6
Income	$0.192		$0.146	$0.146	$0.175		$0.175	$0.209	$0.214	$0.208
Capital gains	—		—	—	—		—	—	—	—
Total	$0.192		$0.146	$0.146	$0.175		$0.175	$0.209	$0.214	$0.208
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
10/31/14	$12.60	$13.13	$12.54	$12.55	$12.48	$12.90	$12.58	$12.60	$12.60	$12.60
4/30/15	12.39	12.91	12.33	12.34	12.27	12.68	12.37	12.40	12.39	12.39
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Current dividend rate 1	3.10%	2.97%	2.34%	2.33%	2.84%	2.74%	2.72%	3.39%	3.49%	3.39%
Current 30-day SEC yield 2	N/A	2.22	1.56	1.56	N/A	1.99	2.05	2.54	2.65	2.56

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Global Income Trust     13

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(7/2/12)	(7/2/12)	(10/4/05)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	6.85%	6.70%	6.60%	6.60%	6.06%	6.06%	6.56%	6.43%	6.59%	6.95%	6.95%	6.95%
10 years	65.89	59.25	56.29	56.29	54.05	54.05	61.81	56.55	61.81	70.15	70.35	69.96
Annual average	5.19	4.76	4.57	4.57	4.42	4.42	4.93	4.58	4.93	5.46	5.47	5.45
5 years	23.98	19.02	19.43	17.43	19.48	19.48	22.40	18.42	22.50	25.78	25.92	25.64
Annual average	4.39	3.54	3.61	3.27	3.62	3.62	4.13	3.44	4.14	4.69	4.72	4.67
3 years	8.57	4.23	6.19	3.22	6.18	6.18	7.82	4.31	7.85	9.55	9.68	9.43
Annual average	2.78	1.39	2.02	1.06	2.02	2.02	2.54	1.42	2.55	3.09	3.13	3.05
1 year	–0.30	–4.29	–1.06	–5.89	–1.05	–2.01	–0.57	–3.81	–0.56	0.05	0.04	–0.04
6 months	–1.31	–5.26	–1.68	–6.54	–1.60	–2.58	–1.38	–4.59	–1.36	–1.02	–1.07	–1.11

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 10/31/14	1.09%	1.84%	1.84%	1.34%	1.34%	0.82%	0.75%	0.84%
Annualized expense ratio for the six-month period ended 4/30/15	1.09%	1.84%	1.84%	1.34%	1.34%	0.81%	0.74%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

14     Global Income Trust

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2014, to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.40	$9.10	$9.10	$6.64	$6.64	$4.02	$3.67	$4.17
Ending value (after expenses)	$998.60	$994.90	$994.90	$997.20	$997.20	$1,000.70	$1,000.30	$999.90

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2015, use the following calculation method. To find the value of your investment on November 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.46	$9.20	$9.20	$6.71	$6.71	$4.06	$3.71	$4.21
Ending value (after expenses)	$1,019.39	$1,015.67	$1,015.67	$1,018.15	$1,018.15	$1,020.78	$1,021.12	$1,020.63

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Income Trust     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16     Global Income Trust

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Income Trust     17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     Global Income Trust

The fund’s portfolio 4/30/15 (Unaudited)

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (32.6%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †		$399,581	$398,582
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		25,000	23,975
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		3,314,000	3,254,613
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)		1,518,407	1,374,158
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		1,369,791	1,397,187
Austria (Republic of) sr. unsec. unsub. bonds 3 1/2s, 2021 (Austria)	EUR	1,970,000	2,673,682
Belgium (Government of) sr. unsec. unsub. bonds 4 1/4s, 2022 (Belgium)	EUR	1,420,000	2,050,825
Belgium (Government of) unsec. bonds Ser. 60, 4 1/4s, 2041 (Belgium)	EUR	330,000	620,581
Brazil (Federal Republic of) sr. notes 5 7/8s, 2019 (Brazil)		$100,000	111,250
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		490,000	521,709
Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil) (units)	BRL	790	242,761
Canada (Government of) sr. unsec. bonds 3 1/2s, 2045 (Canada)	CAD	440,000	471,039
Canada (Government of) unsec. bonds 1 1/4s, 2018 (Canada)	CAD	960,000	810,744
Colombia (Republic of) sr. unsec. unsub. bonds 5s, 2045 (Colombia)		$450,000	455,625
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		200,000	211,500
Denmark (Kingdom of) unsec. bonds 4 1/2s, 2039 (Denmark)	DKK	570,000	153,327
Denmark (Kingdom of) unsec. bonds 1 3/4s, 2025 (Denmark)	DKK	3,020,000	513,014
France (Government of) unsec. bonds 4 1/2s, 2041 (France)	EUR	830,000	1,608,283
France (Government of) unsec. bonds 4s, 2055 (France)	EUR	150,000	298,757
France (Government of) unsec. bonds 3 1/4s, 2021 (France)	EUR	4,180,000	5,596,732
France (Government of) unsec. bonds 1/2s, 2025 (France)	EUR	1,170,000	1,295,736
Germany (Federal Republic of) unsec. bonds 2 1/2s, 2044 (Germany)	EUR	1,340,000	2,147,302
Germany (Federal Republic of) unsec. bonds 1 3/4s, 2022 (Germany)	EUR	4,840,000	6,053,105
Germany (Federal Republic of) unsec. bonds 1/2s, 2025 (Germany)	EUR	420,000	477,855
Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		$62,000	64,486
Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		168,573	163,305
Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	1,530,000	1,249,129
Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	1,767,000	1,443,296
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2038 (Greece) ††	EUR	317,294	189,630
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2037 (Greece) ††	EUR	28,208	16,914
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2036 (Greece) ††	EUR	304,883	182,144

Global Income Trust     19

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (32.6%)* cont.		Principal amount	Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2035 (Greece) ††	EUR	209,696	$125,035
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2034 (Greece) ††	EUR	156,727	93,439
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2033 (Greece) ††	EUR	123,946	74,022
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2032 (Greece) ††	EUR	140,182	84,053
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2031 (Greece) ††	EUR	81,475	48,886
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2030 (Greece) ††	EUR	794,541	476,141
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2029 (Greece) ††	EUR	244,903	147,392
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2028 (Greece) ††	EUR	757,185	455,565
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2027 (Greece) ††	EUR	397,416	241,638
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2026 (Greece) ††	EUR	665,365	411,894
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2025 (Greece) ††	EUR	1,422,812	914,485
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2024 (Greece) ††	EUR	498,058	325,217
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 3s (3.65s, 2/24/20), 2023 (Greece) ††	EUR	767,884	503,536
Hungary (Government of) sr. unsec. unsub. notes 5 3/8s, 2024 (Hungary)		$470,000	528,092
Indonesia (Republic of) 144A sr. unsec. notes 5 1/8s, 2045 (Indonesia)		200,000	207,000
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		285,000	278,958
Ireland (Republic of) unsec. bonds 5s, 2020 (Ireland)	EUR	930,000	1,304,833
Italy (Republic of) sr. unsec. bonds 4 3/4s, 2044 (Italy)	EUR	820,000	1,358,830
Italy (Republic of) sr. unsec. bonds 4 3/4s, 2023 (Italy)	EUR	1,950,000	2,769,921
Italy (Republic of) sr. unsec. bonds 2 1/2s, 2024 (Italy)	EUR	1,060,000	1,298,065
Italy (Republic of) sr. unsec. unsub. bonds 5 1/4s, 2017 (Italy)	EUR	2,120,000	2,648,500
Italy (Republic of) unsec. bonds 4 1/2s, 2023 (Italy)	EUR	1,750,000	2,443,540
Japan (Government of) 10 yr sr. unsec. unsub. bonds 1s, 2021 (Japan)	JPY	1,377,000,000	12,184,968
Japan (Government of) 20 yr sr. unsec. unsub. bonds Ser. 125, 2.2s, 2031 (Japan)	JPY	308,000,000	3,118,232
Japan (Government of) 30 yr sr. unsec. unsub. bonds Ser. 32, 2.3s, 2040 (Japan)	JPY	407,000,000	4,154,673
Japan (Government of) 40 yr sr. unsec. unsub. bonds Ser. 4, 2.2s, 2051 (Japan)	JPY	230,000,000	2,332,843
Mexican (Government of) unsec. bonds 8s, 2020 (Mexico)	MXN	23,397,000	1,706,512
Netherlands (Government of) unsec. bonds 3 3/4s, 2042 (Netherlands)	EUR	290,000	550,016
Netherlands (Government of) unsec. bonds 2 1/4s, 2022 (Netherlands)	EUR	1,290,000	1,653,291

20     Global Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (32.6%)* cont.		Principal amount	Value
Norway (Government of) unsec. bonds Ser. 476, 3s, 2024 (Norway)	NOK	1,760,000	$262,612
Ontario (Province of) bonds 4s, 2021 (Canada)	CAD	1,690,000	1,582,125
Panama (Republic of) sr. unsec. unsub. bonds 3 3/4s, 2025 (Panama)		$200,000	202,500
Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		235,000	268,076
Poland (Republic of) unsec. bonds 3 1/4s, 2019 (Poland)	PLN	6,285,000	1,825,898
Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		$600,000	574,500
South Africa (Republic of) sr. unsec. unsub. bonds 8s, 2018 (South Africa)	ZAR	14,180,000	1,220,931
South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024 (South Africa)		$1,600,000	1,677,664
Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017 (Spain)	EUR	770,000	968,189
Spain (Kingdom of) sr. unsec. bonds 5.15s, 2044 (Spain)	EUR	350,000	614,272
Spain (Kingdom of) sr. unsec. unsub. bonds 4.65s, 2025 (Spain)	EUR	440,000	638,770
Spain (Kingdom of) sr. unsec. bonds 4.4s, 2023 (Spain)	EUR	1,830,000	2,557,300
Spain (Kingdom of) sr. unsec. unsub. bonds 4s, 2020 (Spain)	EUR	490,000	638,753
Sweden (Government of) bonds Ser. 1054, 3 1/2s, 2022 (Sweden)	SEK	6,310,000	930,158
Switzerland (Government of) bonds 2s, 2021 (Switzerland)	CHF	600,000	734,296
Turkey (Republic of) sr. unsec. notes 4 7/8s, 2043 (Turkey)		$1,000,000	965,000
Ukraine (Government of) 144A sr. unsec. notes 9 1/4s, 2017 (Ukraine)		375,000	170,625
United Kingdom Treasury unsec. bonds 4s, 2060 (United Kingdom)	GBP	1,560,000	3,385,221
United Kingdom Treasury unsec. bonds 3 3/4s, 2019 (United Kingdom)	GBP	920,000	1,566,482
United Kingdom Treasury unsec. bonds 1s, 2017 (United Kingdom)	GBP	1,050,000	1,623,032
United Mexican States sr. unsec. unsub. notes Ser. MTN, 4 3/4s, 2044 (Mexico)		$440,000	453,864
Total foreign government and agency bonds and notes (cost $108,379,265)			$101,371,091

CORPORATE BONDS AND NOTES (29.2%)*	Principal amount	Value
Basic materials (1.8%)
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	$160,000	$175,600
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s, 2022 (Mexico)	200,000	228,700
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	420,000	456,304
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	285,000	304,717
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	4,000	4,809
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	175,000	176,393
Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	305,000	314,775
Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	120,000	167,167
Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020	305,000	346,371

Global Income Trust     21

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value
Basic materials cont.
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. notes 6s, 2041 (Canada)	$360,000	$384,314
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	465,000	485,175
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4s, 2025	230,000	225,629
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 2 7/8s, 2020	230,000	229,812
International Paper Co. sr. unsec. notes 8.7s, 2038	120,000	172,109
Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	160,000	169,719
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	99,000	114,907
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	41,000	46,264
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	160,000	170,644
Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	120,000	123,824
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	105,000	112,246
Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020	160,000	166,800
Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	180,000	200,651
Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	140,000	182,721
Westvaco Corp. company guaranty sr. unsec. unsub. notes 8.2s, 2030	90,000	124,963
Westvaco Corp. company guaranty sr. unsec. unsub. notes 7.95s, 2031	66,000	87,580
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	300,000	394,763
		5,566,957
Capital goods (0.2%)
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	105,000	105,525
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	120,000	129,300
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	253,000	354,803
		589,628
Communication services (2.0%)
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 6 1/8s, 2040 (Mexico)	100,000	122,430
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	200,000	203,469
American Tower Corp. sr. unsec. unsub. notes 3.4s, 2019 R	125,000	129,519
AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	40,000	39,105
AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	40,000	39,577
Comcast Cable Communications Holdings, Inc. company guaranty sr. unsec. notes 9.455s, 2022	70,000	101,061
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	75,000	99,478
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	190,000	208,009
Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	115,000	164,035
NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	125,000	164,827
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	90,000	103,275

22     Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value
Communication services cont.
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	$215,000	$213,896
SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	350,000	368,469
SES SA 144A company guaranty sr. unsec. notes 5.3s, 2043 (France)	270,000	293,229
TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	580,000	813,438
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	800,000	842,000
Telefonica Emisiones SAU company guaranty sr. unsec. notes 5.462s, 2021 (Spain)	340,000	385,985
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	300,000	327,281
Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	28,800	772,128
Verizon Communications, Inc. sr. unsec. unsub. notes 5.05s, 2034	315,000	332,439
Verizon Communications, Inc. 144A sr. unsec. unsub. notes 4.522s, 2048	622,000	588,825
		6,312,475
Consumer cyclicals (2.9%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes 7.85s, 2039	115,000	167,855
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	194,000	214,128
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	565,000	600,528
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	162,000	222,444
D.R. Horton, Inc. company guaranty sr. unsec. notes 5 3/4s, 2023	425,000	461,125
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	215,000	209,462
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	235,000	263,924
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	1,110,000	1,752,814
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	122,000	165,616
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	15,000	21,426
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	205,000	210,638
General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	265,000	316,282
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018	171,000	174,885
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016	244,000	247,081
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018	30,000	31,050
Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)	215,000	260,860
Grupo Televisa SAB sr. unsec. unsub. notes 5s, 2045 (Mexico)	250,000	254,698
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	61,000	70,135
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	29,000	32,073
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	160,000	160,005
INVISTA Finance, LLC 144A company guaranty sr. notes 4 1/4s, 2019	262,000	258,596
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	145,000	165,663
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	220,000	240,350

Global Income Trust     23

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	$527,000	$680,501
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.65s, 2024	105,000	130,469
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	30,000	33,208
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub. notes 7s, 2028	68,000	87,175
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	150,000	155,673
Owens Corning company guaranty sr. unsec. notes 9s, 2019	15,000	18,118
Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	116,000	118,209
QVC, Inc. company guaranty sr. notes 4.85s, 2024	260,000	267,455
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	355,000	356,588
Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	215,000	299,565
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	65,000	65,894
Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	125,000	127,188
		8,841,681
Consumer staples (1.4%)
Altria Group, Inc. company guaranty sr. unsec. notes 10.2s, 2039	21,000	36,471
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	154,000	240,160
Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	230,000	248,770
Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	50,000	65,429
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	75,000	75,750
CVS Pass-Through Trust sr. notes 6.036s, 2028	60,958	71,054
CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	309,452	398,091
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4 1/2s, 2045	15,000	14,803
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	85,000	111,353
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5 5/8s, 2042	726,000	838,722
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	277,000	286,276
Grupo Bimbo SAB de CV 144A sr. unsec. notes 4 7/8s, 2044 (Mexico)	500,000	491,011
Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s, 2024 (Mexico)	550,000	563,059
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	589,000	740,383
SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042	205,000	224,618
		4,405,950
Energy (1.9%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	165,000	203,887
BG Energy Capital PLC 144A company guaranty sr. unsec. notes 4s, 2021 (United Kingdom)	200,000	215,980
California Resources Corp. company guaranty sr. unsec. notes 5s, 2020	340,000	321,300

24     Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value
Energy cont.
Ecopetrol SA sr. unsec. unsub. bonds 4 1/8s, 2025 (Colombia)	$260,000	$250,172
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	405,000	396,525
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022	66,000	70,554
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	16,000	17,200
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	185,000	252,272
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	310,000	278,690
Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	45,000	55,020
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	160,000	136,031
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	198,500
Petrobras Global Finance BV company guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	55,000	59,760
Petrobras Global Finance BV company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	225,000	215,955
Petrobras Global Finance BV company guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	185,000	185,300
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	350,000	200,375
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)	30,000	12,225
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	11,000	8,044
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	701,000	541,523
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	155,000	64,325
Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)	55,000	55,961
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 5 5/8s, 2046 (Mexico)	315,000	317,861
Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	425,000	483,064
Spectra Energy Capital, LLC company guaranty sr. unsec. notes 5.65s, 2020	20,000	22,024
Spectra Energy Capital, LLC company guaranty sr. unsec. unsub. notes 6.2s, 2018	75,000	83,059
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	165,000	190,790
Weatherford International, LLC company guaranty sr. unsec. unsub. notes 6.8s, 2037	10,000	9,677
Weatherford International, Ltd./Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	365,000	424,594
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	675,000	663,538
Williams Partners LP sr. unsec. notes 5.4s, 2044	45,000	43,797
Williams Partners LP sr. unsec. notes 4.3s, 2024	45,000	45,980
		6,023,983

Global Income Trust     25

CORPORATE BONDS AND NOTES (29.2%)* cont.		Principal amount	Value
Financials (12.4%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039		$295,000	$396,343
Aflac, Inc. sr. unsec. notes 6.45s, 2040		108,000	139,550
Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022		125,000	126,483
American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s, perpetual maturity		215,000	212,352
American International Group, Inc. jr. sub. FRB 8.175s, 2058		414,000	573,390
Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042		545,000	524,341
ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024 R		465,000	456,281
Assurant, Inc. sr. unsec. notes 6 3/4s, 2034		270,000	336,099
AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual maturity (France)		485,000	514,391
Baggot Securities, Ltd. 144A jr. sub. notes 10.24s, perpetual maturity (Ireland)	EUR	710,000	836,399
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s, perpetual maturity (Spain)		$200,000	216,000
Banco do Brasil SA/Cayman 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		435,000	441,241
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s, perpetual maturity		368,000	374,440
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s, perpetual maturity		460,000	488,750
Barclays PLC jr. unsec. sub. FRB 6 5/8s, perpetual maturity (United Kingdom)		1,421,000	1,410,343
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB 5.919s, perpetual maturity (Spain)		195,000	201,630
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043		335,000	356,986
BNP Paribas SA 144A jr. unsec. sub. FRN 7.195s, perpetual maturity (France)		300,000	360,750
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)		210,000	229,233
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)		215,000	226,522
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R		456,000	483,725
Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s, perpetual maturity		148,000	147,214
Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity		152,000	153,235
Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity		88,000	88,660
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)		320,000	386,400
Commonwealth Bank of Australia 144A sr. unsec. notes 5s, 2019 (Australia)		105,000	117,696
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 144A jr. unsec. sub. FRN 11s, perpetual maturity (Netherlands)		865,000	1,111,525
Credit Agricole SA 144A jr. unsec. sub. FRN 7 7/8s, perpetual maturity (France)		735,000	785,956
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7 1/2s, perpetual maturity (Switzerland)		200,000	214,000
Credit Suisse Group AG 144A unsec. sub. notes 6 1/2s, 2023 (Switzerland)		340,000	389,114

26     Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.		Principal amount	Value
Financials cont.
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R		$380,000	$470,796
Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)		447,000	438,438
Dresdner Funding Trust I 144A bonds 8.151s, 2031		1,000,000	1,251,250
Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R		150,000	158,137
EPR Properties unsec. notes 5 1/4s, 2023 R		285,000	305,261
Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity		116,000	110,432
GE Capital Trust IV 144A unsec. sub. FRB 4 5/8s, 2066	EUR	90,000	105,260
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032		$830,000	1,141,495
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB 6.15s, 2066		788,000	496,440
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		195,000	231,341
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		11,000	13,806
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB 8 1/8s, 2038		220,000	248,600
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)		300,000	341,187
Healthcare Realty Trust, Inc. sr. unsec. unsub. notes 3 7/8s, 2025 R		155,000	154,098
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R		160,000	162,735
HSBC Bank USA, NA unsec. sub. notes 7s, 2039		250,000	344,999
HSBC Capital Funding LP 144A company guaranty jr. unsec. sub. FRB 10.176s, perpetual maturity (Jersey)		570,000	869,250
HSBC Holdings PLC jr. unsec. sub. FRB 6 3/8s, perpetual maturity (United Kingdom)		200,000	206,800
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)		1,031,000	1,162,566
ING Groep NV jr. unsec. sub. FRN 6s, perpetual maturity (Netherlands)		655,000	655,000
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		220,000	243,650
Intesa Sanpaolo SpA 144A company guaranty unsec. sub. bonds 5.017s, 2024 (Italy)		630,000	634,608
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037		650,000	799,565
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. FRN 7s, 2037		265,000	273,281
Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual maturity (United Kingdom)		212,000	226,310
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s, perpetual maturity (United Kingdom)		530,000	605,525
Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039		635,000	1,003,123
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037		330,000	437,250
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R		155,000	164,297
Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016		100,000	106,566
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R		205,000	220,375
Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039		45,000	70,454
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		62,000	66,728
Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)		815,000	889,573
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033		30,000	33,270

Global Income Trust     27

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value
Financials cont.
Peachtree Corners Funding Trust 144A company guaranty sr. unsec. unsub. bonds 3.976s, 2025	$100,000	$101,255
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	90,000	98,088
Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	445,000	467,528
Prudential Financial, Inc. jr. unsec. sub. FRN 5 5/8s, 2043	90,000	96,075
Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	268,000	276,040
Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	85,000	110,900
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	80,000	87,045
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	430,000	444,122
Royal Bank of Scotland PLC (The) unsec. sub. FRN Ser. REGS, 9 1/2s, 2022 (United Kingdom)	820,000	922,500
Santander Issuances SAU 144A company guaranty sr. unsec. unsub. notes 5.911s, 2016 (Spain)	600,000	623,984
Santander UK PLC 144A unsec. sub. notes 5s, 2023 (United Kingdom)	470,000	497,897
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)	275,000	265,375
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)	450,000	446,625
Shinhan Bank 144A sr. unsec. notes 4 3/8s, 2015 (South Korea)	650,000	657,558
SL Green Realty Corp./SL Green Operating Partnership/ Reckson Operating Partnership sr. unsec. unsub. notes 5s, 2018 R	270,000	290,431
Societe Generale SA 144A jr. unsec. sub. FRB 7 7/8s, perpetual maturity (France)	200,000	208,000
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	330,000	363,822
Standard Chartered PLC 144A jr. sub. FRB 7.014s, perpetual maturity (United Kingdom)	100,000	113,500
State Street Capital Trust IV company guaranty jr. unsec. sub. FRB 1.271s, 2037	550,000	475,750
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85s, 2039	210,000	283,336
TIERS Trust/United States 144A sr. bonds stepped-coupon zero % (8 1/8s, 3/15/18), 2046 ††	520,000	543,400
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	170,000	220,319
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)	500,000	465,000
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)	100,000	100,230
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	699,000	700,748
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)	100,000	100,230
Wells Fargo Bank NA sr. unsec. sub. notes Ser. BKNT, 6.6s, 2038	930,000	1,283,078
Willis Group Holdings PLC company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	405,000	454,883
28     Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.		Principal amount	Value
Financials cont.
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R		$725,000	$749,928
ZFS Finance USA Trust V 144A FRB 6 1/2s, 2037		300,000	318,375
			38,707,537
Health care (0.5%)
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 4 3/4s, 2045 (Luxembourg)		58,000	58,634
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 3.45s, 2022 (Luxembourg)		58,000	58,932
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		200,000	271,794
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019		120,000	131,100
Fresenius Medical Care US Finance, Inc. 144A company guaranty sr. notes 5 3/4s, 2021		135,000	147,488
HCA, Inc. company guaranty sr. notes 5s, 2024		75,000	79,703
Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035		195,000	206,029
Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025		195,000	201,648
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R		100,000	104,500
Omega Healthcare Investors, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2027 R		180,000	176,400
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 4 3/4s, 2020		28,000	30,865
			1,467,093

Supra-Nation (2.1%)
Asian Development Bank sr. unsec. unsub. notes Ser. MTN, 5 1/2s, 2016 (Supra-Nation)	AUD	2,150,000	1,744,440
European Investment Bank sr. unsec. unsub. bonds 5 5/8s, 2032 (Luxembourg)	GBP	1,900,000	4,217,612
European Investment Bank sr. unsec. unsub. notes Ser. EMTN, 4 1/8s, 2024 (Luxembourg)	EUR	450,000	672,921
			6,634,973
Technology (0.4%)
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024		$435,000	456,511
Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019		95,000	96,955
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022		230,000	243,153
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018		100,000	115,750
Oracle Corp. sr. unsec. unsub. notes 4 1/8s, 2045		65,000	64,055
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		225,000	230,344
			1,206,768
Transportation (0.4%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041		295,000	350,911
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040		10,000	12,248
Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018		37,009	39,230
Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017		46,564	48,776
Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019		95,967	110,842
Norfolk Southern Corp. sr. unsec. notes 6s, 2111		140,000	173,361

Global Income Trust     29

CORPORATE BONDS AND NOTES (29.2%)* cont.		Principal amount	Value
Transportation cont.
Southwest Airlines Co. pass-through certificates Ser. 07-1, 6.15s, 2022		$161,195	$186,180
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026		165,000	172,838
United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022		31,711	34,486
			1,128,872
Utilities and power (3.2%)
Beaver Valley II Funding Corp. sr. bonds 9s, 2017		20,000	21,600
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.2s, 2042		65,000	67,336
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)		360,000	389,248
EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)		335,000	364,547
El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds 8 3/8s, 2032		105,000	131,085
El Paso Pipeline Partners Operating Co., LP company guaranty sr. unsec. notes 6 1/2s, 2020		95,000	109,825
Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s, perpetual maturity (France)		375,000	396,563
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)		465,000	625,407
Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s, perpetual maturity (France)		1,114,000	1,159,953
Enel Finance International SA 144A company guaranty sr. unsec. notes 5 1/8s, 2019 (Netherlands)		175,000	194,968
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042		515,000	589,243
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022		210,000	229,225
Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes 4.15s, 2020 (Italy)		605,000	636,509
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042		125,000	130,155
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes 5.45s, 2044		830,000	902,482
Fortum OYJ sr. unsec. notes Ser. 14, Class EMTN, 4 1/2s, 2016 (Finland)	EUR	255,000	300,230
Iberdrola International BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)		$155,000	198,792
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		125,000	138,797
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044		312,000	306,980
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021		40,000	40,319
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea)		370,000	522,836
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022		270,000	293,836
Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067		240,000	242,400
Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019		530,000	665,406

30     Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value
Utilities and power cont.
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35s, 2067 (Canada)	$340,000	$328,100
West Penn Power Co. 144A sr. bonds 5.95s, 2017	170,000	188,347
Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	36,637
Wisconsin Energy Corp. jr. unsec. sub. FRN 6 1/4s, 2067	830,000	823,775
		10,034,601
Total corporate bonds and notes (cost $86,242,628)		$90,920,518

MORTGAGE-BACKED SECURITIES (23.0%)*	Principal amount	Value
Agency collateralized mortgage obligations (5.6%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.874s, 2032	$69,508	$99,351
IFB Ser. 3408, Class EK, 25.063s, 2037	22,690	35,892
IFB Ser. 3072, Class SM, 23.131s, 2035	69,246	105,524
IFB Ser. 3072, Class SB, 22.984s, 2035	62,180	94,409
IFB Ser. 3249, Class PS, 21.676s, 2036	46,134	68,642
IFB Ser. 3065, Class DC, 19.316s, 2035	78,711	115,318
IFB Ser. 2990, Class LB, 16.482s, 2034	65,968	88,148
IFB Ser. 338, Class S2, IO, 5.869s, 2044	1,381,436	360,969
IFB Ser. 314, Class AS, IO, 5.709s, 2043	1,566,568	388,682
Ser. 3707, Class PI, IO, 4 1/2s, 2025	383,869	34,276
Ser. 4193, Class PI, IO, 4s, 2043	2,129,132	352,574
Ser. 304, Class C53, IO, 4s, 2032	4,205,817	685,969
Ser. 4369, Class IA, IO, 3 1/2s, 2044	2,618,829	445,508
Ser. 4141, Class PI, IO, 3s, 2042	3,582,918	444,389
Ser. 4165, Class TI, IO, 3s, 2042	9,468,948	1,123,017
Ser. 4206, Class IP, IO, 3s, 2041	3,120,323	378,495
Ser. 3300, PO, zero %, 2037	6,669	5,821
Ser. 3326, Class WF, zero %, 2035	2,592	2,178
Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.902s, 2036	57,091	89,021
IFB Ser. 07-53, Class SP, 23.535s, 2037	57,269	88,597
IFB Ser. 05-75, Class GS, 19.706s, 2035	51,693	71,460
IFB Ser. 10-46, Class SB, IO, 6.269s, 2040	794,746	126,357
IFB Ser. 13-98, Class SA, IO, 5.769s, 2043	1,850,867	487,518
IFB Ser. 13-102, Class SH, IO, 5.719s, 2043	1,913,845	481,121
Ser. 15-4, Class IO, IO, 4 1/2s, 2045	1,528,245	297,396
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	820,368	100,151
Ser. 418, Class C24, IO, 4s, 2043	2,211,213	427,507
Ser. 409, Class C16, IO, 4s, 2040	1,034,848	178,261
Ser. 418, Class C15, IO, 3 1/2s, 2043	2,393,137	472,420
Ser. 12-124, Class JI, IO, 3 1/2s, 2042	2,340,191	334,858
Ser. 13-55, Class IK, IO, 3s, 2043	2,044,771	260,074
Ser. 13-35, Class IP, IO, 3s, 2042	5,170,662	554,028
Ser. 13-55, Class PI, IO, 3s, 2042	5,229,405	571,731
Ser. 13-23, Class PI, IO, 3s, 2041	6,698,522	607,556
Ser. 14-28, Class AI, IO, 3s, 2040	3,821,622	489,645

Global Income Trust     31

MORTGAGE-BACKED SECURITIES (23.0%)* cont.		Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-55, Class MI, IO, 3s, 2032		$3,143,531	$376,564
FRB Ser. 03-W10, Class 1, IO, 0.955s, 2043		513,042	11,684
Ser. 07-64, Class LO, PO, zero %, 2037		11,418	10,607
Government National Mortgage Association
IFB Ser. 10-171, Class SB, IO, 6.268s, 2040		2,553,051	403,893
IFB Ser. 13-129, Class CS, IO, 5.969s, 2042		2,088,200	301,265
IFB Ser. 14-90, Class HS, IO, 5.919s, 2044		1,791,477	435,992
Ser. 10-35, Class UI, IO, 5s, 2040		950,115	192,103
Ser. 10-9, Class UI, IO, 5s, 2040		1,163,016	223,720
Ser. 13-24, Class IC, IO, 4 1/2s, 2043		1,309,002	219,847
Ser. 11-18, Class PI, IO, 4 1/2s, 2040		1,610,197	210,018
Ser. 10-35, Class AI, IO, 4 1/2s, 2040		2,726,551	433,712
Ser. 10-35, Class QI, IO, 4 1/2s, 2040		1,963,336	355,567
Ser. 10-103, Class DI, IO, 4 1/2s, 2038		2,051,008	146,501
Ser. 15-40, IO, 4s, 2045		2,094,769	505,782
Ser. 13-24, Class PI, IO, 4s, 2042		1,003,516	167,306
Ser. 13-49, Class OI, IO, 3 1/2s, 2043		2,799,712	484,434
Ser. 13-27, Class PI, IO, 3 1/2s, 2042		1,931,833	247,777
Ser. 14-102, Class IG, IO, 3 1/2s, 2041		2,814,700	404,444
Ser. 13-90, Class HI, IO, 3 1/2s, 2040		2,464,522	169,756
Ser. 13-53, Class PI, IO, 3s, 2041		4,983,891	526,050
Ser. 14-115, Class QI, IO, 3s, 2029		4,634,545	465,725
Ser. 14-44, Class IC, IO, 3s, 2028		6,149,424	663,575
			17,423,185
Commercial mortgage-backed securities (13.2%)
Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.634s, 2049 F		45,549	45,692
Ser. 06-5, Class A2, 5.317s, 2047		123,201	123,193
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5, Class XW, IO, 0.526s, 2051		5,543,145	44,556
Banc of America Merrill Lynch Commercial Mortgage, Inc. Ser. 05-4, Class B, 5.118s, 2045		423,000	427,230
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A FRB Ser. 04-4, Class XC, IO, 0.262s, 2042		194,664	420
Bayview Commercial Asset Trust 144A
Ser. 06-CD1A, IO, zero %, 2023	CAD	2,144,945	1
Ser. 07-CD1A, IO, zero %, 2021	CAD	1,147,708	1
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.598s, 2039		$959,000	961,877
FRB Ser. 06-PW11, Class C, 5.598s, 2039		403,000	403,476
FRB Ser. 06-PW14, Class X1, IO, 0.829s, 2038 F		5,139,396	72,802
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO, 0.3s, 2044		3,960,701	13,670
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.753s, 2047		329,000	362,232
FRB Ser. 11-C1, Class E, 5.721s, 2044		363,000	391,390

32     Global Income Trust

MORTGAGE-BACKED SECURITIES (23.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.261s, 2046 F	$447,000	$493,920
Ser. 14-GC21, Class AS, 4.026s, 2047	749,000	801,565
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5, Class XC, IO, 0.736s, 2049	36,899,715	332,097
COMM Mortgage Pass-Through Certificates FRB Ser. 12-CR3, Class XA, IO, 2.321s, 2045	1,213,592	129,315
COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	841,000	872,832
FRB Ser. 05-LP5, Class D, 5.195s, 2043	802,000	801,748
FRB Ser. 14-CR18, Class C, 4.897s, 2047	1,199,000	1,296,882
FRB Ser. 12-CR1, Class XA, IO, 2.284s, 2045	5,417,273	537,946
FRB Ser. 14-UBS6, Class XA, IO, 1.233s, 2047	10,555,498	745,925
FRB Ser. 13-CR13, Class XA, IO, 1.164s, 2023	9,372,977	503,048
COMM Mortgage Trust 144A
Ser. 13-LC13, Class E, 3.719s, 2046	489,000	379,466
FRB Ser. 07-C9, Class AJFL, 0.871s, 2049	1,722,000	1,672,406
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class AX, IO, 0.707s, 2039	7,544,603	48,293
FRB Ser. 07-C2, Class AX, IO, 0.219s, 2049	8,410,781	27,756
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	136,722	148,001
FRB Ser. 03-C3, Class AX, IO, 2.047s, 2038	86,212	11
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	312,927	314,394
GE Commercial Mortgage Corp. Trust 144A Ser. 07-C1, Class XC, IO, 0.386s, 2049	29,180,781	103,738
GS Mortgage Securities Corp. II
Ser. 05-GG4, Class AJ, 4.782s, 2039	215,583	215,691
FRB Ser. 13-GC10, Class XA, IO, 1.867s, 2046 F	9,243,669	876,988
GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.561s, 2046	983,000	979,225
FRB Ser. 13-GC10, Class E, 4.561s, 2046	650,000	562,406
GS Mortgage Securities Trust 144A FRB Ser. 12-GC6, Class D, 5.824s, 2045	971,000	1,036,999
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12, Class XA, IO, 1.005s, 2045	39,781,572	1,521,056
JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB Ser. 12-LC9, Class D, 4.569s, 2047	474,000	485,704
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.277s, 2051	487,000	510,839
FRB Ser. 07-LD12, Class A3, 6.136s, 2051	67,677	67,785
FRB Ser. 06-LDP7, Class B, 6.057s, 2045	914,000	612,948
Ser. 06-LDP8, Class AJ, 5.48s, 2045	1,820,000	1,862,988
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	406,000	405,257
FRB Ser. 13-C10, Class C, 4.297s, 2047	758,000	782,418
FRB Ser. 13-C16, Class XA, IO, 1.522s, 2046	13,807,275	881,677
FRB Ser. 06-LDP8, Class X, IO, 0.718s, 2045	1,542,066	8,426
FRB Ser. 06-CB17, Class X, IO, 0.657s, 2043	20,525,396	130,480
FRB Ser. 07-LDPX, Class X, IO, 0.469s, 2049	14,003,066	150,099

Global Income Trust     33

MORTGAGE-BACKED SECURITIES (23.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.377s, 2051	$401,000	$384,306
FRB Ser. 12-C6, Class E, 5.381s, 2045	1,265,000	1,307,157
FRB Ser. 12-C8, Class D, 4.821s, 2045	1,932,000	2,013,056
FRB Ser. 07-CB20, Class X1, IO, 0.454s, 2051	6,579,483	45,366
LB Commercial Mortgage Trust 144A Ser. 98-C4, Class J, 5.6s, 2035	119,000	125,307
LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class C, 5.35s, 2040	763,000	764,129
Ser. 06-C7, Class A2, 5.3s, 2038	507,902	508,491
Ser. 04-C6, Class E, 5.177s, 2036	45,849	45,823
Ser. 04-C8, Class D, 4.946s, 2039	108,718	108,661
FRB Ser. 07-C2, Class XW, IO, 0.739s, 2040	796,549	8,210
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.856s, 2039	24,756,219	206,046
FRB Ser. 06-C7, Class XCL, IO, 0.848s, 2038	2,392,763	20,458
FRB Ser. 06-C7, Class XW, IO, 0.848s, 2038	1,305,211	11,160
FRB Ser. 07-C2, Class XCL, IO, 0.739s, 2040	5,105,233	52,620
FRB Ser. 05-C2, Class XCL, IO, 0.226s, 2040	85,254	5
Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3, 6.029s, 2050	140,888	141,643
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 5.926s, 2049	94,280	10,606
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.861s, 2049 F	44,991	45,131
FRB Ser. 07-HQ12, Class A2FX, 5.861s, 2049	306,499	305,966
Ser. 07-IQ14, Class A2, 5.61s, 2049	101,794	102,848
Ser. 07-HQ11, Class C, 5.558s, 2044	477,000	476,251
Morgan Stanley Capital I Trust 144A FRB Ser. 05-HQ5, Class X1, IO, 0.139s, 2042 F	5,074,802	1,522
Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR, Class F7, 6s, 2039 F	232,322	219,991
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	599,274	601,467
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class XA, IO, 1.99s, 2045	6,305,060	618,142
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.896s, 2043	294,000	301,909
Ser. 06-C24, Class AJ, 5.658s, 2045	241,000	244,157
FRB Ser. 07-C34, IO, 0.463s, 2046	1,805,220	13,539
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 5.661s, 2042	425,249	424,322
FRB Ser. 05-C16, Class G, 5.39s, 2041	770,000	778,126
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	1,380,000	1,466,802
Ser. 13-C18, Class AS, 4.387s, 2046	765,000	848,745
Ser. 13-UBS1, Class AS, 4.306s, 2046	476,000	524,961
FRB Ser. 13-C14, Class XA, IO, 1.043s, 2046 F	10,756,178	561,563

34     Global Income Trust

MORTGAGE-BACKED SECURITIES (23.0%)* cont.		Principal amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.648s, 2044		$2,606,000	$2,841,244
FRB Ser. 11-C4, Class E, 5.413s, 2044		527,000	561,336
FRB Ser. 12-C10, Class D, 4.606s, 2045		372,000	369,210
FRB Ser. 12-C10, Class XA, IO, 1.932s, 2045 F		7,566,419	726,344
FRB Ser. 13-C12, Class XA, IO, 1.628s, 2048		1,947,475	151,617
			41,085,106
Residential mortgage-backed securities (non-agency) (4.2%)
BCAP, LLC 144A FRB Ser. 13-RR1, Class 9A4, 6.004s, 2036		550,000	556,325
BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A3, 1.207s, 2046 F		190,000	147,041
BCAP, LLC Trust 144A
FRB Ser. 12-RR10, Class 9A2, 2.705s, 2035		280,000	266,000
FRB Ser. 14-RR1, Class 2A2, 2.358s, 2036		1,000,000	870,000
Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3, Class M6, 5.049s, 2034		12,196	8,220
CSMC Trust 144A FRB Ser. 13-5R, Class 1A6, 0.398s, 2036		850,000	698,105
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	121,603	190,468
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	327,000	375,433
Nomura Resecuritization Trust 144A FRB Ser. 14-3R, Class 3A9, 0.694s, 2035		$1,539,000	1,328,311
RBSSP Resecuritization Trust 144A FRB Ser. 10-1, Class 3A2, 5.189s, 2035		640,000	624,384
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 06-AR4, Class 1A1B, 1.068s, 2046		1,337,080	1,156,575
FRB Ser. 05-AR19, Class A1C3, 0.681s, 2045		1,682,026	1,484,388
FRB Ser. 05-AR13, Class A1C3, 0.671s, 2045		3,111,267	2,737,915
FRB Ser. 05-AR9, Class A1C3, 0.661s, 2045		1,155,353	1,062,925
FRB Ser. 05-AR2, Class 2A1B, 0.551s, 2045		860,592	782,110
Wells Fargo Mortgage Loan Trust 144A FRB Ser. 12-RR2, Class 1A2, 0.377s, 2047		850,000	629,000
			12,917,200
Total mortgage-backed securities (cost $69,728,406)			$71,425,491

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (13.4%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.4%)
Government National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, May 1, 2045	$3,000,000	$3,256,406
4s, March 20, 2044	94,580	104,081
3s, TBA, June 1, 2045	2,000,000	2,051,484
3s, TBA, May 1, 2045	2,000,000	2,056,406
		7,468,377
U.S. Government Agency Mortgage Obligations (11.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, with due dates from July 1, 2021 to September 1, 2021	12,706	13,922
5 1/2s, June 1, 2035	15,119	17,180
5 1/2s, April 1, 2020	5,722	6,184
4 1/2s, May 1, 2044	563,023	628,103

Global Income Trust     35

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (13.4%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3 1/2s, with due dates from August 1, 2043 to February 1, 2044	$2,657,277	$2,797,274
3s, March 1, 2043	849,517	866,176
Federal National Mortgage Association Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035	89,171	105,078
6 1/2s, with due dates from September 1, 2036 to November 1, 2037	31,281	36,162
6s, July 1, 2037	1,690	1,935
6s, with due dates from May 1, 2021 to October 1, 2021	45,605	49,893
5 1/2s, with due dates from February 1, 2018 to March 1, 2021	32,957	35,362
5 1/2s, TBA, May 1, 2045	1,000,000	1,132,031
5s, May 1, 2037	71,004	79,089
5s, with due dates from May 1, 2020 to March 1, 2021	5,395	5,790
4 1/2s, May 1, 2041	820,497	894,694
4s, with due dates from May 1, 2044 to June 1, 2044	947,638	1,023,079
4s, with due dates from May 1, 2019 to September 1, 2020	57,931	61,166
4s, TBA, June 1, 2045	1,000,000	1,067,344
4s, TBA, May 1, 2045	2,000,000	2,137,500
3 1/2s, with due dates from July 1, 2043 to May 1, 2045 ##	1,884,442	1,977,369
3 1/2s, TBA, May 1, 2045	5,000,000	5,239,063
3s, with due dates from February 1, 2043 to June 1, 2043 ##	1,812,476	1,849,779
3s, TBA, May 1, 2045	14,000,000	14,247,187
		34,271,360
Total U.S. government and agency mortgage obligations (cost $41,538,281)		$41,739,737

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
1.875%, November 30, 2021 [i]	$10,000	$10,147
1.000%, May 31, 2018 [i]	91,000	91,475
0.875%, September 15, 2016 [i]	9,000	9,066
Total U.S. treasury obligations (cost $110,688)		$110,688

ASSET-BACKED SECURITIES (2.5%)*	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.055s, 2016	$7,687,000	$7,687,000
Total asset-backed securities (cost $7,687,000)		$7,687,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.5%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
(2.0875)/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.0875	$5,213,000	$93,521
(2.2125)/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.2125	9,076,700	88,589
(2.325)/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.325	9,076,700	53,008
1.9875/3 month USD-LIBOR-BBA/Jun-25	Jun-15/1.9875	9,076,700	48,651
(2.685)/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.685	9,727,900	48,348
1.925/3 month USD-LIBOR-BBA/May-25	May-15/1.925	40,394,000	46,857

36     Global Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (0.5%)* cont. Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date.	Expiration date/strike	Contract amount	Value
Bank of America N.A. cont.
1.875/3 month USD-LIBOR-BBA/Jun-25	Jun-15/1.875	$9,076,700	$28,773
1.835/3 month USD-LIBOR-BBA/May-25	May-15/1.835	40,394,000	19,389
1.875/3 month USD-LIBOR-BBA/May-25	May-15/1.875	7,035,100	7
Barclays Bank PLC
(2.1625)/3 month USD-LIBOR-BBA/May-25	May-15/2.1625	9,727,900	63,037
Citibank, N.A.
2.20/3 month USD-LIBOR-BBA/May-25	May-15/2.20	10,344,800	80,172
2.043/3 month USD-LIBOR-BBA/May-25	May-15/2.043	4,863,950	13,425
1.4015/3 month USD-LIBOR-BBA/May-20	May-15/1.4015	19,455,800	12,257
1.3735/3 month USD-LIBOR-BBA/May-20	May-15/1.3735	9,727,900	4,572
1.294/3 month USD-LIBOR-BBA/May-20	May-15/1.294	19,455,800	3,697
1.266/3 month USD-LIBOR-BBA/May-20	May-15/1.266	9,727,900	1,362
Credit Suisse International
2.25/3 month USD-LIBOR-BBA/May-25	May-15/2.25	17,638,600	199,140
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	2,333,000	171,126
(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	2,333,000	104,728
1.9425/3 month USD-LIBOR-BBA/May-25	May-15/1.9425	53,858,600	80,249
(2.3085)/3 month USD-LIBOR-BBA/May-25	May-15/2.3085	9,727,900	20,234
1.765/3 month USD-LIBOR-BBA/May-25	May-15/1.765	18,764,600	6,005
Goldman Sachs International
(2.1065)/3 month USD-LIBOR-BBA/May-25	May-15/2.1065	19,455,800	152,726
(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	3,752,875	150,153
2.655/3 month USD-LIBOR-BBA/May-45	May-15/2.655	2,431,975	77,945
1.8755/3 month USD-LIBOR-BBA/May-25	May-15/1.8755	19,455,800	9,339
Total purchased swap options outstanding (cost $1,993,226)			$1,577,310

PURCHASED OPTIONS OUTSTANDING (—%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Call)	Jul-15/$101.86	$9,000,000	$53,730
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Call)	Jul-15/103.42	9,000,000	14,490
Total purchased options outstanding (cost $94,922)			$68,220

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$100,000	$147,477
North TX, Tollway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49	95,000	137,578
OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	115,000	136,932
Total municipal bonds and notes (cost $310,649)		$421,987

Global Income Trust     37

SHORT-TERM INVESTMENTS (9.2%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.07% L	Shares 17,821,691	$17,821,691
SSgA Prime Money Market Fund Class N 0.03% P	Shares 802,000	802,000
U.S. Treasury Bills with an effective yield of 0.10%, July 23, 2015 §	$2,337,000	2,336,932
U.S. Treasury Bills with an effective yield of 0.02%, August 27, 2015	147,000	146,991
U.S. Treasury Bills with an effective yield of 0.02%, July 16, 2015 # Δ §	2,650,000	2,649,971
U.S. Treasury Bills with an effective yield of 0.01%, May 21, 2015 # Δ	660,000	659,996
U.S. Treasury Bills with an effective yield of 0.01%, May 14, 2015 # Δ	200,000	200,000
U.S. Treasury Bills with an effective yield of 0.01%, May 7, 2015 # §	3,025,000	3,024,992
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.03%, August 6, 2015 # Δ §	335,000	334,989
U.S. Treasury Bills with effective yields ranging from less than 0.01% to 0.02%, July 9, 2015 # Δ §	725,000	725,000
Total short-term investments (cost $28,701,951)		$28,702,562

TOTAL INVESTMENTS
Total investments (cost $344,787,016)	$344,024,604

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD / $	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

38     Global Income Trust

G.O. Bonds	General Obligation Bonds
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $311,059,188.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $135,356,660 to cover certain derivative contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

Global Income Trust     39

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	58.6%
Japan	6.4
France	4.1
Italy	3.7
United Kingdom	3.7
Germany	2.8
Spain	2.1
Greece	2.0
Argentina	1.9
Netherlands	1.8
Luxembourg	1.5
Mexico	1.4
Canada	1.1
Russia	0.9
South Africa	0.8
Austria	0.8
Belgium	0.8
Ireland	0.6
Poland	0.6
Sweden	0.5
Brazil	0.5
Supra-Nation	0.5
Other	2.9
Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 4/30/15 (aggregate face value $168,730,371) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	7/15/15	$12,060	$11,616	$(444)
	British Pound	Buy	6/17/15	407,726	412,659	(4,933)
	Canadian Dollar	Sell	7/15/15	1,266,418	1,206,687	(59,731)
	Euro	Buy	6/17/15	637,687	567,413	70,274
	Japanese Yen	Buy	5/20/15	398,340	404,643	(6,303)
	Mexican Peso	Buy	7/15/15	780,552	786,872	(6,320)
	Norwegian Krone	Buy	6/17/15	52,050	38,540	13,510
	South Korean Won	Buy	5/20/15	462,175	455,629	6,546
Barclays Bank PLC
	Australian Dollar	Buy	7/15/15	760,647	751,010	9,637
	British Pound	Buy	6/17/15	421,843	396,839	25,004
	Canadian Dollar	Sell	7/15/15	3,097,115	2,945,903	(151,212)
	Czech Koruna	Buy	6/17/15	63,432	63,279	153
	Euro	Sell	6/17/15	1,003,266	1,001,279	(1,987)
	Japanese Yen	Buy	5/20/15	1,880,902	1,925,496	(44,594)
	Mexican Peso	Buy	7/15/15	806,804	818,151	(11,347)
	New Zealand Dollar	Sell	7/15/15	679,153	681,287	2,134
	Norwegian Krone	Buy	6/17/15	820,930	795,531	25,399
	Singapore Dollar	Sell	5/20/15	1,048,648	1,011,594	(37,054)
	South African Rand	Sell	7/15/15	1,097,606	1,084,903	(12,703)
	South Korean Won	Sell	5/20/15	1,286,675	1,260,566	(26,109)
	Swedish Krona	Sell	6/17/15	446,159	402,550	(43,609)
	Swiss Franc	Buy	6/17/15	1,413,197	1,386,513	26,684
	Thai Baht	Sell	5/20/15	208,391	209,174	783

40     Global Income Trust

FORWARD CURRENCY CONTRACTS at 4/30/15 (aggregate face value $168,730,371) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Citibank, N.A.
	Australian Dollar	Sell	7/15/15	$89,937	$87,685	$(2,252)
	Brazilian Real	Sell	7/2/15	88,299	82,319	(5,980)
	British Pound	Buy	6/17/15	547,983	561,144	(13,161)
	Canadian Dollar	Sell	7/15/15	420,539	401,160	(19,379)
	Chilean Peso	Buy	7/15/15	33,180	33,420	(240)
	Danish Krone	Sell	6/17/15	430,308	442,124	11,816
	Euro	Sell	6/17/15	10,772,580	10,714,599	(57,981)
	Japanese Yen	Sell	5/20/15	10,707	18,851	8,144
	Mexican Peso	Buy	7/15/15	248,240	251,748	(3,508)
	New Zealand Dollar	Buy	7/15/15	43,205	42,253	952
	Norwegian Krone	Buy	6/17/15	161,032	106,423	54,609
	Philippine Peso	Buy	5/20/15	417,181	421,355	(4,174)
	Swedish Krona	Sell	6/17/15	406,706	388,418	(18,288)
	Swiss Franc	Buy	6/17/15	859,147	833,438	25,709
	Thai Baht	Buy	5/20/15	347,679	349,463	(1,784)
Credit Suisse International
	Australian Dollar	Buy	7/15/15	403,892	424,075	(20,183)
	British Pound	Sell	6/17/15	4,600,077	4,582,114	(17,963)
	Canadian Dollar	Buy	7/15/15	301,638	315,531	(13,893)
	Chinese Yuan (Onshore)	Buy	5/20/15	789,688	796,766	(7,078)
	Euro	Sell	6/17/15	5,384,268	5,256,564	(127,704)
	Indian Rupee	Buy	5/20/15	889,840	902,140	(12,300)
	Japanese Yen	Sell	5/20/15	2,347,911	2,380,214	32,303
	New Zealand Dollar	Sell	7/15/15	329,646	346,396	16,750
	Norwegian Krone	Sell	6/17/15	165,303	161,329	(3,974)
	Singapore Dollar	Sell	5/20/15	818,897	794,685	(24,212)
	South Korean Won	Buy	5/20/15	785,406	770,947	14,459
	Swedish Krona	Sell	6/17/15	350,584	353,363	2,779
	Swiss Franc	Sell	6/17/15	239,290	242,779	3,489
Deutsche Bank AG
	Australian Dollar	Sell	7/15/15	1,234,927	1,173,518	(61,409)
	British Pound	Buy	6/17/15	1,482,821	1,492,501	(9,680)
	Canadian Dollar	Sell	7/15/15	1,307,735	1,244,489	(63,246)
	Euro	Sell	6/17/15	9,245,324	9,163,548	(81,776)
	Japanese Yen	Sell	5/20/15	2,880,666	2,926,952	46,286
	New Zealand Dollar	Buy	7/15/15	876,986	855,978	21,008
	Norwegian Krone	Buy	6/17/15	73,711	71,944	1,767
	Polish Zloty	Sell	6/17/15	2,120,230	2,044,955	(75,275)
	Swedish Krona	Sell	6/17/15	8,563	8,547	(16)
	Turkish Lira	Sell	6/17/15	44,069	32,388	(11,681)
Global Income Trust     41

FORWARD CURRENCY CONTRACTS at 4/30/15 (aggregate face value $168,730,371) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International
	Australian Dollar	Sell	7/15/15	$448,348	$431,168	$(17,180)
	British Pound	Buy	6/17/15	1,297,450	1,299,703	(2,253)
	Canadian Dollar	Sell	7/15/15	984,983	939,059	(45,924)
	Euro	Sell	6/17/15	7,370,465	7,389,645	19,180
	Japanese Yen	Sell	5/20/15	3,149,089	3,203,106	54,017
	New Zealand Dollar	Buy	7/15/15	676,803	660,575	16,228
	Norwegian Krone	Sell	6/17/15	338,060	329,622	(8,438)
	South African Rand	Buy	7/15/15	9,447	9,236	211
	Swedish Krona	Sell	6/17/15	94,194	94,010	(184)
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/15/15	409,725	393,972	15,753
	British Pound	Sell	6/17/15	3,322,423	3,336,064	13,641
	Canadian Dollar	Sell	7/15/15	3,027,564	2,889,951	(137,613)
	Chinese Yuan (Onshore)	Buy	5/20/15	26,268	16,617	9,651
	Euro	Sell	6/17/15	8,088,592	8,139,015	50,423
	Japanese Yen	Buy	5/20/15	766,467	778,681	(12,214)
	New Taiwan Dollar	Buy	5/20/15	829,317	821,536	7,781
	New Taiwan Dollar	Sell	5/20/15	829,317	803,535	(25,782)
	New Zealand Dollar	Buy	7/15/15	436,068	425,480	10,588
	Swedish Krona	Buy	6/17/15	363,410	362,823	587
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/15/15	795,487	775,794	19,693
	British Pound	Buy	6/17/15	189,208	181,566	7,642
	Canadian Dollar	Sell	7/15/15	544,655	506,785	(37,870)
	Euro	Buy	6/17/15	3,868,247	3,847,262	20,985
	Indian Rupee	Buy	5/20/15	9,615	10,159	(544)
	Japanese Yen	Buy	5/20/15	303,955	308,118	(4,163)
	Malaysian Ringgit	Buy	5/20/15	182,313	172,075	10,238
	Mexican Peso	Sell	7/15/15	156,129	158,285	2,156
	New Zealand Dollar	Sell	7/15/15	703,409	685,767	(17,642)
	Norwegian Krone	Buy	6/17/15	465,944	433,567	32,377
	Philippine Peso	Buy	5/20/15	417,179	421,448	(4,269)
	Russian Ruble	Buy	6/17/15	87,950	70,089	17,861
	Singapore Dollar	Sell	5/20/15	39,513	47,904	8,391
	South African Rand	Buy	7/15/15	204,103	201,891	2,212
	South Korean Won	Sell	5/20/15	213,385	192,609	(20,776)
	Swedish Krona	Sell	6/17/15	1,430,846	1,398,318	(32,528)
	Swiss Franc	Sell	6/17/15	537,732	534,612	(3,120)

42     Global Income Trust

FORWARD CURRENCY CONTRACTS at 4/30/15 (aggregate face value $168,730,371) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	7/15/15	$939,261	$903,757	$35,504
	British Pound	Sell	6/17/15	4,603,913	4,574,946	(28,967)
	Canadian Dollar	Sell	7/15/15	463,180	427,316	(35,864)
	Euro	Sell	6/17/15	11,354,766	11,386,300	31,534
	New Zealand Dollar	Buy	7/15/15	22,815	25,245	(2,430)
	Norwegian Krone	Buy	6/17/15	920,321	854,004	66,317
	Singapore Dollar	Buy	5/20/15	443,031	434,708	8,323
	Swedish Krona	Sell	6/17/15	17,919	7,048	(10,871)
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/15/15	215,109	206,822	(8,287)
	Brazilian Real	Buy	7/2/15	676,544	672,089	4,455
	British Pound	Buy	6/17/15	6,018,296	6,069,282	(50,986)
	Canadian Dollar	Buy	7/15/15	98,449	117,151	(18,702)
	Chilean Peso	Buy	7/15/15	1,001	995	6
	Euro	Buy	6/17/15	8,704,931	8,244,039	460,892
	Hungarian Forint	Buy	6/17/15	799,744	792,431	7,313
	Israeli Shekel	Sell	7/15/15	22,952	22,354	(598)
	Japanese Yen	Buy	5/20/15	355,669	346,882	8,787
	Malaysian Ringgit	Buy	5/20/15	69,566	64,125	5,441
	New Zealand Dollar	Buy	7/15/15	203,064	198,214	4,850
	Norwegian Krone	Sell	6/17/15	248,233	239,719	(8,514)
	Singapore Dollar	Sell	5/20/15	65,578	48,078	(17,500)
	Swedish Krona	Buy	6/17/15	1,523,947	1,495,468	28,479
	Swiss Franc	Buy	6/17/15	1,083,408	1,060,500	22,908
	Turkish Lira	Buy	6/17/15	263,302	307,142	(43,840)
UBS AG
	Australian Dollar	Buy	7/15/15	480,587	479,567	1,020
	British Pound	Sell	6/17/15	2,733,161	2,652,773	(80,388)
	Canadian Dollar	Sell	7/15/15	375,165	357,794	(17,371)
	Chilean Peso	Buy	7/15/15	1,001	1,003	(2)
	Euro	Buy	6/17/15	956,079	978,592	(22,513)
	Japanese Yen	Sell	5/20/15	664,919	682,331	17,412
	New Taiwan Dollar	Buy	5/20/15	829,320	821,498	7,822
	New Taiwan Dollar	Sell	5/20/15	829,320	800,129	(29,191)
	New Zealand Dollar	Buy	7/15/15	872,439	851,461	20,978
	Norwegian Krone	Buy	6/17/15	840,323	778,383	61,940
	Norwegian Krone	Sell	6/17/15	827,018	798,343	(28,675)
	Swedish Krona	Buy	6/17/15	7,300	33,303	(26,003)
WestPac Banking Corp.
	Australian Dollar	Buy	7/15/15	403,024	404,609	(1,585)
	British Pound	Buy	6/17/15	1,883,641	1,886,806	(3,165)

Global Income Trust     43

FORWARD CURRENCY CONTRACTS at 4/30/15 (aggregate face value $168,730,371) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
WestPac Banking Corp. cont.
	Canadian Dollar	Buy	7/15/15	$153,592	$146,651	$6,941
	Euro	Buy	6/17/15	1,570,396	1,536,506	33,890
	Japanese Yen	Sell	5/20/15	2,934,977	2,935,956	979
	New Zealand Dollar	Buy	7/15/15	1,260,676	1,230,410	30,266
	South Korean Won	Buy	5/20/15	907,555	891,337	16,218
Total						$(247,350)

FUTURES CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Australian Government Treasury Bond 10 yr (Long)	15	$1,534,346	Jun-15	$(11,588)
Canadian Government Bond 10 yr (Long)	7	813,601	Jun-15	(10,061)
Euro-Bobl 5 yr (Short)	54	7,809,646	Jun-15	39,026
Euro-Bund 10 yr (Long)	204	35,893,918	Jun-15	(803,398)
Euro-Bund 10 yr (Short)	43	7,565,875	Jun-15	(9,777)
Euro-Buxl 30 yr (Short)	7	1,325,659	Jun-15	(34,289)
Euro-Schatz 2 yr (Long)	10	1,248,328	Jun-15	253
Japanese Government Bond 10 yr (Long)	13	16,101,926	Jun-15	47,773
Japanese Government Bond 10 yr Mini (Long)	23	2,846,106	Jun-15	11,288
Japanese Government Bond 10 yr (Short)	11	13,624,707	Jun-15	(67,294)
U.K. Gilt 10 yr (Long)	33	5,983,367	Jun-15	(37,566)
U.S. Treasury Bond 30 yr (Short)	5	797,969	Jun-15	15,771
U.S. Treasury Bond Ultra 30 yr (Long)	54	8,883,000	Jun-15	(24,826)
U.S. Treasury Note 2 yr (Short)	3	657,797	Jun-15	(1,693)
U.S. Treasury Note 5 yr (Short)	89	10,691,820	Jun-15	(39,044)
U.S. Treasury Note 10 yr (Long)	217	27,857,375	Jun-15	249,482
U.S. Treasury Note 10 yr (Short)	117	15,019,875	Jun-15	(158,366)
Total				$(834,309)

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/15 (premiums $2,471,294) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.275/3 month USD-LIBOR-BBA/May-25	May-15/2.275	$14,070,200	$1,829
2.10/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.10	9,076,700	33,039
2.955/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.955	19,455,800	38,717
1.66/3 month USD-LIBOR-BBA/Jul-20	Jul-15/1.66	10,426,000	74,650

44     Global Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/15 (premiums $2,471,294) (Unaudited) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A. cont.
(2.10)/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.10	$9,076,700	$79,421
(2.015)/3 month USD-LIBOR-BBA/May-25	May-15/2.015	40,394,000	104,217
Barclays Bank PLC
2.3775/3 month USD-LIBOR-BBA/May-25	May-15/2.3775	9,727,900	10,701
2.265/3 month USD-LIBOR-BBA/May-25	May-15/2.265	9,727,900	29,378
Citibank, N.A.
(1.481)/3 month USD-LIBOR-BBA/May-20	May-15/1.481	9,727,900	12,938
(2.223)/3 month USD-LIBOR-BBA/May-25	May-15/2.223	2,431,975	25,998
(1.509)/3 month USD-LIBOR-BBA/May-20	May-15/1.509	19,455,800	32,880
Credit Suisse International
(1.865)/3 month USD-LIBOR-BBA/May-25	May-15/1.865	9,382,300	7,693
(2.06)/3 month USD-LIBOR-BBA/May-25	May-15/2.06	26,929,300	104,755
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	2,333,000	260,659
Goldman Sachs International
(2.35)/3 month USD-LIBOR-BBA/May-45	May-15/2.35	2,431,975	8,804
(1.991)/3 month USD-LIBOR-BBA/May-25	May-15/1.991	9,727,900	16,343
(2.5025)/3 month USD-LIBOR-BBA/May-45	May-15/2.5025	2,431,975	30,375
(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	3,752,875	49,088
1.991/3 month USD-LIBOR-BBA/May-25	May-15/1.991	9,727,900	150,102
JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	3,723,000	555,784
Total			$1,627,371

WRITTEN OPTIONS OUTSTANDING at 4/30/15 (premiums $91,719) (Unaudited)
	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Call)	Jul-15/$102.64	$18,000,000	$56,340
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jul-15/99.86	5,000,000	16,350
Total			$72,690

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
1.932/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/1.932	$10,150,000	$(42,630)	$629
2.047/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/2.047	10,150,000	(74,095)	(1,908)
(2.162)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-15/2.162	10,150,000	118,755	3,360

Global Income Trust     45

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International
(2.155)/3 month USD-LIBOR-BBA/May-25 (Purchased)	May-15/2.155	$6,809,530	$(19,461)	$(1,975)
JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.117	2,431,975	(59,591)	2,430
2.035/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.035	2,431,975	(61,794)	(5,713)
(3.035)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.035	2,431,975	(64,710)	(6,202)
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	4,764,600	(31,504)	(7,766)
(3.117)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.117	2,431,975	(68,095)	(15,061)
1.825/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/1.825	9,382,300	(40,344)	(17,076)
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	9,529,300	(66,943)	(19,421)
1.9425/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/1.9425	9,382,300	(69,429)	(28,522)
(2.06)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-15/2.06	9,382,300	108,835	39,499
2.655/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.655	10,652,100	70,570	22,582
2.56/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.56	10,652,100	68,096	14,913
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	19,058,600	60,988	8,233
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	9,529,300	29,179	2,954
(1.56)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.56	10,652,100	61,327	(5,326)
(1.655)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.655	10,652,100	60,717	(14,592)
Total			$(20,129)	$(28,962)

TBA SALE COMMITMENTS OUTSTANDING at 4/30/15 (proceeds receivable $5,182,891) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 4s, May 1, 2045	$1,000,000	5/13/15	$1,068,750
Federal National Mortgage Association, 3 1/2s, May 1, 2045	1,000,000	5/13/15	1,047,813
Federal National Mortgage Association, 3s, May 1, 2045	1,000,000	5/13/15	1,017,656
Government National Mortgage Association, 3s, May 1, 2045	2,000,000	5/20/15	2,056,406
Total			$5,190,625

46     Global Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Deutsche Bank AG
BRL	4,597,190	$—	1/4/21	0.00%	Brazil Cetip Interbank Deposit Rate Over	$(11,437)
BRL	15,581,594	—	1/2/17	Brazil Cetip Interbank Deposit Rate Over	0.00%	(11,895)
BRL	6,013,694	—	1/4/21	Brazil Cetip Interbank Deposit Rate Over	0.00%	(33,504)
BRL	3,533,612	—	1/4/21	Brazil Cetip Interbank Deposit Rate Over	0.00%	(19,137)
PLN	5,586,000	—	3/17/24	4.1072%	6 month PLN-WIBOR-WIBO	(219,848)
PLN	2,785,000	—	3/18/24	4.12875%	6 month PLN-WIBOR-WIBO	(110,919)
PLN	2,458,000	—	3/27/24	4.045%	6 month PLN-WIBOR-WIBO	(96,963)
ZAR	10,592,000	—	1/26/25	3 month ZAR- JIBAR-SAFEX	7.09%	(47,064)
ZAR	7,061,000	—	1/23/25	3 month ZAR- JIBAR-SAFEX	7.08%	(31,655)
Goldman Sachs International
JPY	411,000,000	—	9/15/41	6 month JPY-LIBOR-BBA	1.768%	386,108
KRW	8,034,000,000	—	11/18/18	3 month KRW-CD-KSDA-BLOOMBERG	3.105%	314,329
KRW	981,000,000	—	11/6/19	3 month KRW-CD-KSDA-BLOOMBERG	2.17%	6,344
JPMorgan Chase Bank N.A.
BRL	15,738,467	—	1/2/17	Brazil Cetip Interbank Deposit Rate Over	0.00%	(57,684)
BRL	4,746,096	—	1/4/21	0.00%	Brazil Cetip Interbank Deposit Rate Over	39,045
PLN	264,000	—	3/12/25	6 month PLN-WIBOR-WIBO	2.4199%	304
ZAR	7,326,000	—	1/22/25	3 month ZAR- JIBAR-SAFEX	7.14%	(30,275)
ZAR	21,978,000	—	1/23/25	3 month ZAR- JIBAR-SAFEX	7.0633%	(100,642)
Total		$—	$(24,893)

Global Income Trust     47

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
	$10,426,000	$93,696	2/19/25	3 month USD-LIBOR-BBA	1.9575%	$(21,357)
	10,426,000	(30,373)	2/19/25	2.1575%	3 month USD-LIBOR-BBA	(108,576)
	10,426,000	(55,395)	2/19/25	2.0575%	3 month USD-LIBOR-BBA	(36,970)
	1,945,580	(44,686)	4/28/45	2.31%	3 month USD-LIBOR-BBA	49,444
JPY	328,100,000	(59)	11/19/43	1.75625%	6 month JPY-LIBOR-BBA	(312,855)
	$7,505,750	21,668	1/6/25	2.28%	3 month USD-LIBOR-BBA	(147,256)
	7,505,750	92,972	1/6/25	2.53%	3 month USD-LIBOR-BBA	(250,254)
	5,213,000	(70,705)	4/15/25	3 month USD-LIBOR-BBA	2.172%	(44,134)
	5,213,000	45,806	4/15/25	2.052%	3 month USD-LIBOR-BBA	77,039
	1,235,000 E	(10)	12/16/18	2.34%	3 month USD-LIBOR-BBA	(30,140)
	9,375,000 E	(75)	12/16/18	2.3795%	3 month USD-LIBOR-BBA	(239,700)
	3,125,000 E	(25)	12/16/18	2.337%	3 month USD-LIBOR-BBA	(75,991)
	5,715,000 E	(46)	12/16/18	2.0025%	3 month USD-LIBOR-BBA	(82,685)
	10,002,000 E	(4,397)	12/16/18	1.9525%	3 month USD-LIBOR-BBA	(134,302)
	34,000,000	1,025,771	3/18/22	2.50%	3 month USD-LIBOR-BBA	(495,241)
	1,390,000 E	18,257	6/17/45	3 month USD-LIBOR-BBA	2.50%	4,739
	31,708,100 E	295,568	6/17/25	2.20%	3 month USD-LIBOR-BBA	186,969
	23,771,000 E	(137,761)	6/17/17	3 month USD-LIBOR-BBA	1.15%	(22,757)
	9,770,000 E	130,365	6/17/20	2.15%	3 month USD-LIBOR-BBA	(110,339)
	2,561,000 E	(21)	12/16/18	1.813%	3 month USD-LIBOR-BBA	(22,762)
	51,924,500 E	69,182	6/17/17	1.10%	3 month USD-LIBOR-BBA	(130,365)
	6,410,000 E	(45,957)	6/17/20	3 month USD-LIBOR-BBA	1.80%	3,086
	5,445,000	(44)	4/20/20	1.4895%	3 month USD-LIBOR-BBA	21,621

48     Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$9,883,000	$(37)	4/28/17	3 month USD-LIBOR-BBA	0.7735%	$(8,554)
1,860,000	(63)	5/1/45	3 month USD-LIBOR-BBA	2.5385%	3,071
2,102,000	(71)	5/1/45	3 month USD-LIBOR-BBA	2.5395%	3,933
1,415,000	(5)	5/1/17	0.82%	3 month USD-LIBOR-BBA	87
4,406,800 E	(55,921)	6/17/45	2.38%	3 month USD-LIBOR-BBA	102,975
17,880,600 E	733,253	6/17/20	2.40%	3 month USD-LIBOR-BBA	75,765
9,810,000	(36)	4/13/17	0.802%	3 month USD-LIBOR-BBA	(2,157)
760,000	(10)	4/13/25	2.007%	3 month USD-LIBOR-BBA	8,278
1,778,000	(17)	4/13/20	3 month USD-LIBOR-BBA	1.522%	(3,596)
7,515,000	(99)	4/13/25	2.0055%	3 month USD-LIBOR-BBA	76,390
2,546,000	(87)	4/13/45	3 month USD-LIBOR-BBA	2.375%	(84,488)
10,629,000 E	(86)	12/16/18	3 month USD-LIBOR-BBA	1.41%	(31,813)
3,750,000	(128)	4/16/45	2.36037%	3 month USD-LIBOR-BBA	136,985
4,640,800 E	(26)	4/20/19	3 month USD-LIBOR-BBA	1.8325%	(11,776)
1,181,600 E	(17)	4/20/27	2.3675%	3 month USD-LIBOR-BBA	19,474
2,248,900 E	(12)	4/20/19	3 month USD-LIBOR-BBA	1.85%	(4,940)
543,200 E	(8)	4/20/27	2.415%	3 month USD-LIBOR-BBA	6,669
343,000	(12)	4/20/45	3 month USD-LIBOR-BBA	2.416%	(8,432)
2,477,000	(33)	4/20/25	2.00%	3 month USD-LIBOR-BBA	27,628
6,253,000	(23)	4/20/17	3 month USD-LIBOR-BBA	0.7615%	(5,153)
8,932,000	(304)	4/27/45	2.4005%	3 month USD-LIBOR-BBA	253,348
4,404,000	(35)	4/28/20	3 month USD-LIBOR-BBA	1.488%	(19,987)
8,621,000	(114)	4/28/25	2.005%	3 month USD-LIBOR-BBA	96,495

Global Income Trust     49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
	$2,804,000	$(95)	4/28/45	3 month USD-LIBOR-BBA	2.3915%	$(85,457)
	2,501,000	(33)	5/1/25	2.14%	3 month USD-LIBOR-BBA	(2,639)
	2,501,000	(33)	5/1/25	2.13894%	3 month USD-LIBOR-BBA	(2,394)
	1,860,000	(63)	5/1/45	3 month USD-LIBOR-BBA	2.54461%	5,571
	2,008,000	(16)	5/1/20	1.593%	3 month USD-LIBOR-BBA	(799)
AUD	931,000	(9)	3/23/25	6 month AUD-BBR-BBSW	2.765%	(13,056)
AUD	1,257,000	(13)	3/30/25	2.77%	6 month AUD-BBR-BBSW	17,118
AUD	795,000	(84,829)	10/10/23	6 month AUD-BBR-BBSW	4.49%	(6,607)
CAD	918,000	(10)	3/20/25	1.7775%	3 month CAD-BA-CDOR	16,769
CAD	5,205,000	(55)	3/26/25	3 month CAD-BA-CDOR	1.865%	(61,437)
CAD	602,000	(6)	4/1/25	3 month CAD-BA-CDOR	1.77%	(11,688)
CAD	784,000	(8)	4/8/25	1.83%	3 month CAD-BA-CDOR	11,793
CAD	30,007,000 E	(90)	6/17/17	0.92%	3 month CAD-BA-CDOR	76,588
CAD	12,335,000 E	(92)	6/17/20	3 month CAD-BA-CDOR	1.24%	(103,270)
CAD	1,770,000	(11)	4/15/20	3 month CAD-BA-CDOR	1.21%	(14,230)
CAD	1,580,000	(17)	4/15/25	3 month CAD-BA-CDOR	1.80%	(27,929)
CAD	1,340,000	(37)	4/15/45	3 month CAD-BA-CDOR	2.36%	(48,119)
CAD	480,000	(5)	4/17/25	1.89%	3 month CAD-BA-CDOR	5,177
CAD	1,918,000	(20)	4/17/25	1.91875%	3 month CAD-BA-CDOR	16,426
CAD	1,702,000	(18)	4/17/25	1.89375%	3 month CAD-BA-CDOR	17,863
CHF	644,000	(8)	3/20/25	6 month CHF-LIBOR-BBA	0.1775%	(2,148)
CHF	442,000	(6)	3/23/25	6 month CHF-LIBOR-BBA	0.1675%	(2,046)
CHF	375,000	(5)	3/26/25	6 month CHF-LIBOR-BBA	0.1525%	(2,386)

50     Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
CHF	1,862,000	$(25)	4/2/25	6 month CHF-LIBOR-BBA	0.182%	$(6,321)
CHF	698,000	(10)	4/10/25	0.16875%	6 month CHF-LIBOR-BBA	2,672
CHF	938,000	(125,659)	2/24/24	6 month CHF-LIBOR-BBA	1.355%	(16,346)
CHF	7,360,000	(29)	5/5/17	6 month CHF-LIBOR-BBA	0.60875%	(3,176)
CHF	1,450,000	(20)	5/5/25	6 month CHF-LIBOR-BBA	0.22%	(28)
EUR	6,607,000 E	(175,515)	6/17/20	6 month EUR-EURIBOR-Telerate	0.75%	(14,539)
EUR	4,479,000 E	(464,038)	6/17/25	6 month EUR-EURIBOR-Telerate	1.50%	(59,342)
EUR	1,126,000 E	(346,749)	6/17/45	6 month EUR-EURIBOR-Telerate	2.00%	(20,987)
EUR	25,567,000 E	(224,676)	6/17/17	6 month EUR-EURIBOR-Telerate	0.50%	7,914
EUR	2,900,000 E	663,740	6/17/35	2.00%	6 month EUR-EURIBOR-Telerate	39,944
GBP	10,921,000 E	(580,729)	6/17/20	6 month GBP-LIBOR-BBA	2.25%	(18,942)
GBP	9,465,000 E	1,245,429	6/17/25	2.75%	6 month GBP-LIBOR-BBA	137,420
GBP	1,935,000 E	(562,709)	6/17/45	6 month GBP-LIBOR-BBA	3.00%	(30,303)
JPY	18,345,000	(6)	3/24/44	6 month JPY-LIBOR-BBA	1.80%	18,339
JPY	35,921,000	(12)	3/24/44	6 month JPY-LIBOR-BBA	1.79625%	35,621
JPY	996,900,000	(39)	3/14/19	6 month JPY-LIBOR-BBA	0.3175%	41,058
JPY	218,100,000	(38)	3/14/44	1.795%	6 month JPY-LIBOR-BBA	(216,501)
JPY	17,784,000	(3)	3/24/44	6 month JPY-LIBOR-BBA	1.80125%	17,829
JPY	20,000,000	(6)	11/7/44	6 month JPY-LIBOR-BBA	1.5025%	7,852
JPY	120,000,000	(36)	11/7/44	6 month JPY-LIBOR-BBA	1.495%	45,117
JPY	627,000,000	(45)	11/7/19	0.2475%	6 month JPY-LIBOR-BBA	(7,534)
JPY	369,900,000	(26)	11/7/19	0.25%	6 month JPY-LIBOR-BBA	(4,833)
JPY	6,050,000	(2)	11/7/44	6 month JPY-LIBOR-BBA	1.4975%	2,308

Global Income Trust     51

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
JPY	149,300,000	$(71,401)	2/19/20	6 month JPY-LIBOR-BBA	1.3975%	$(1,965)
JPY	20,907,000	(2)	5/1/25	0.51%	6 month JPY-LIBOR-BBA	716
NOK	1,893,000	(3)	3/24/25	6 month NOK-NIBOR-NIBR	1.765%	(7,288)
NOK	1,867,000	(3)	3/24/25	6 month NOK-NIBOR-NIBR	1.7625%	(7,244)
NOK	3,648,000	(6)	4/7/25	1.865%	6 month NOK-NIBOR-NIBR	9,817
NOK	2,846,000	(5)	4/8/25	1.835%	6 month NOK-NIBOR-NIBR	8,694
NOK	1,512,000	(2)	4/10/25	1.825%	6 month NOK-NIBOR-NIBR	4,789
NZD	2,486,000	(25)	4/23/25	3 month NZD-BBR-FRA	3.7275%	(20,649)
NZD	880,000	(9)	4/8/25	3 month NZD-BBR-FRA	3.675%	(10,203)
NZD	5,550,000	(56)	4/9/25	3.675%	3 month NZD-BBR-FRA	64,162
NZD	892,000	(9)	4/10/25	3.7275%	3 month NZD-BBR-FRA	7,347
NZD	2,516,000	(26)	4/22/25	3 month NZD-BBR-FRA	3.705%	(24,458)
SEK	10,083,000	(15)	4/1/25	0.967%	3 month SEK-STIBOR-SIDE	7,832
SEK	30,082,000	(46)	4/2/25	0.975%	3 month SEK-STIBOR-SIDE	20,728
SEK	2,810,000	(4)	4/9/25	3 month SEK-STIBOR-SIDE	0.9575%	(2,627)
SEK	2,880,000	(4)	4/10/25	3 month SEK-STIBOR-SIDE	0.93%	(3,619)
SEK	2,101,000	(3)	4/13/25	3 month SEK-STIBOR-SIDE	0.915%	(3,045)
JPY	97,000,000	(34)	9/2/43	1.87875%	6 month JPY-LIBOR-BBA	(114,059)
	$7,596,400	(100)	1/9/25	3 month USD-LIBOR-BBA	2.07%	21,688
	2,085,200	4,143	2/19/25	3 month USD-LIBOR-BBA	2.15%	18,334
	1,042,600	2,384	2/19/25	3 month USD-LIBOR-BBA	2.15%	9,480
	1,945,580	(10,337)	4/28/25	3 month USD-LIBOR-BBA	2.045%	(24,952)
Total		$1,347,595	$(1,598,784)
E Extended effective date.

52     Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$553,077	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$6,343
Barclays Bank PLC
99,370	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	96
183,955	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	2,138
3,117,844	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	35,755
7,205,529	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	10,363
4,110	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	30
110,774	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	159
463,800	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(34)
60,726	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	59
925,155	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(68)
2,562,764	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,686
514,574	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	740
87,074	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	84
282,300	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	274
204,762	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	199
Global Income Trust     53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$1,528,828	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(7,942)
77,039	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(224)
248,312	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(539)
124,156	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(269)
124,156	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(269)
249,174	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(541)
647,062	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,404)
249,174	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(541)
1,072,324	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	12,297
746,365	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	6,854
243,253	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	350
315,420	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	2,896
391,887	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	2,866
497,414	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,079)
700,195	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(7,523)

54     Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$193,854	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$279
299,449	1,310	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	749
Citibank, N.A.
189,737	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	273
Credit Suisse International
841,909	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	(62)
510,831	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(5,488)
1,271,369	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	14,580
965,400	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	12,325
482,700	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	6,162
1,041,920	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	12,161
Goldman Sachs International
162,208	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	1,321
27,904	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	204
456,681	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	5,308
456,681	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	5,308
1,503,457	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	17,241
568,302	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	6,252

Global Income Trust     55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	$40,090	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(208)
	48,094	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(250)
	908,370	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,719)
	1,289,656	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	14,991
	679,104	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	7,894
	855,971	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	9,816
	842,404	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(9,051)
	2,297,863	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	26,821
	2,131,000	—	2/24/25	(2.01%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	940
	974,898	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	12,446
GBP	1,234,000	—	2/20/25	(2.895%)	GBP Non-revised UK Retail Price Index	(23,450)
JPMorgan Chase Bank N.A.
	$855,578	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	9,813
	842,404	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(9,051)
Total		$1,310	$177,361

56     Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$10,317	$181,000	5/11/63	300 bp	$12,380
CMBX NA BBB– Index	BBB–/P	10,865	176,000	5/11/63	300 bp	12,872
CMBX NA BBB– Index	BBB–/P	5,303	88,000	5/11/63	300 bp	6,306
CMBX NA BBB– Index	BBB–/P	2,666	39,000	5/11/63	300 bp	3,110
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	13,525	122,000	5/11/63	300 bp	14,916
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	12,926	315,000	5/11/63	300 bp	16,517
CMBX NA BBB– Index	BBB–/P	13,039	179,000	5/11/63	300 bp	15,080
CMBX NA BBB– Index	BBB–/P	2,397	156,000	5/11/63	300 bp	4,175
CMBX NA BBB– Index	BBB–/P	4,625	152,000	5/11/63	300 bp	6,358
CMBX NA BBB– Index	BBB–/P	11,968	150,000	5/11/63	300 bp	13,678
CMBX NA BBB– Index	BBB–/P	9,867	150,000	5/11/63	300 bp	11,577
CMBX NA BBB– Index	BBB–/P	11,537	149,000	5/11/63	300 bp	13,235
CMBX NA BBB– Index	BBB–/P	10,883	142,000	5/11/63	300 bp	12,501
CMBX NA BBB– Index	BBB–/P	15,709	139,000	5/11/63	300 bp	17,298
CMBX NA BBB– Index	BBB–/P	1,382	119,000	5/11/63	300 bp	2,738
CMBX NA BBB– Index	BBB–/P	8,994	113,000	5/11/63	300 bp	10,283
CMBX NA BBB– Index	BBB–/P	690	89,000	5/11/63	300 bp	1,705
CMBX NA BBB– Index	BBB–/P	(345)	22,000	5/11/63	300 bp	(98)
CMBX NA BBB– Index	—	230	21,000	5/11/63	(300 bp)	(9)
CMBX NA BBB– Index	BBB–/P	25	5,000	1/17/47	300 bp	(17)
CMBX NA BBB– Index	BBB–/P	150	17,000	1/17/47	300 bp	(1)

Global Income Trust     57

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$54	$19,000	1/17/47	300 bp	$(105)
CMBX NA BBB– Index	BBB–/P	61	19,000	1/17/47	300 bp	(99)
CMBX NA BBB– Index	BBB–/P	70	22,000	1/17/47	300 bp	(118)
CMBX NA BBB– Index	BBB–/P	70	22,000	1/17/47	300 bp	(118)
CMBX NA BBB– Index	BBB–/P	166	26,000	1/17/47	300 bp	(59)
CMBX NA BBB– Index	BBB–/P	129	26,000	1/17/47	300 bp	(96)
CMBX NA BBB– Index	BBB–/P	112	35,000	1/17/47	300 bp	(182)
CMBX NA BBB– Index	BBB–/P	75	35,000	1/17/47	300 bp	(219)
CMBX NA BBB– Index	BBB–/P	62	35,000	1/17/47	300 bp	(232)
CMBX NA BBB– Index	BBB–/P	95	38,000	1/17/47	300 bp	(224)
CMBX NA BBB– Index	BBB–/P	80	45,000	1/17/47	300 bp	(306)
CMBX NA BBB– Index	BBB–/P	353	99,000	1/17/47	300 bp	(479)
CMBX NA BBB– Index	BBB–/P	861	110,000	1/17/47	300 bp	(63)
CMBX NA BBB– Index	BBB–/P	783	110,000	1/17/47	300 bp	(141)
CMBX NA BBB– Index	BBB–/P	1	115,000	1/17/47	300 bp	(965)
CMBX NA BB Index	—	613	41,000	5/11/63	(500 bp)	218
CMBX NA BB Index	—	1,060	53,000	5/11/63	(500 bp)	549
CMBX NA BB Index	—	(415)	54,000	5/11/63	(500 bp)	(935)
CMBX NA BB Index	—	(517)	54,000	5/11/63	(500 bp)	(1,038)
CMBX NA BB Index	—	(493)	54,000	5/11/63	(500 bp)	(1,013)
CMBX NA BB Index	—	1,345	76,000	5/11/63	(500 bp)	613
CMBX NA BB Index	—	941	91,000	5/11/63	(500 bp)	64
CMBX NA BB Index	—	1,624	105,000	5/11/63	(500 bp)	612
CMBX NA BB Index	—	575	106,000	5/11/63	(500 bp)	(446)
CMBX NA BB Index	—	2,826	107,000	5/11/63	(500 bp)	1,795
CMBX NA BB Index	—	(2,096)	120,000	5/11/63	(500 bp)	(3,252)

58     Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB Index	—	$(448)	$123,000	5/11/63	(500 bp)	$(1,633)
CMBX NA BB Index	—	(846)	162,000	5/11/63	(500 bp)	(2,407)
CMBX NA BB Index	—	(2,308)	119,000	5/11/63	(500 bp)	(3,454)
CMBX NA BBB– Index	BBB–/P	(4,569)	236,000	5/11/63	300 bp	(1,879)
CMBX NA BBB– Index	BBB–/P	(1,627)	162,000	5/11/63	300 bp	219
CMBX NA BBB– Index	BBB–/P	746	161,000	5/11/63	300 bp	2,581
CMBX NA BBB– Index	BBB–/P	602	130,000	5/11/63	300 bp	2,084
CMBX NA BBB– Index	BBB–/P	(2,114)	117,000	5/11/63	300 bp	(780)
CMBX NA BBB– Index	BBB–/P	81	116,000	5/11/63	300 bp	1,403
CMBX NA BBB– Index	BBB–/P	402	116,000	5/11/63	300 bp	1,724
CMBX NA BBB– Index	BBB–/P	1,323	111,000	5/11/63	300 bp	2,588
CMBX NA BBB– Index	BBB–/P	1,104	111,000	5/11/63	300 bp	2,369
CMBX NA BBB– Index	BBB–/P	(1,020)	109,000	5/11/63	300 bp	222
CMBX NA BBB– Index	BBB–/P	(364)	109,000	5/11/63	300 bp	879
CMBX NA BBB– Index	BBB–/P	(364)	109,000	5/11/63	300 bp	878
CMBX NA BBB– Index	BBB–/P	(912)	109,000	5/11/63	300 bp	330
CMBX NA BBB– Index	BBB–/P	(1,082)	108,000	5/11/63	300 bp	149
CMBX NA BBB– Index	BBB–/P	67	101,000	5/11/63	300 bp	1,219
CMBX NA BBB– Index	BBB–/P	589	97,000	5/11/63	300 bp	1,695
CMBX NA BBB– Index	BBB–/P	(332)	55,000	5/11/63	300 bp	295
CMBX NA BBB– Index	BBB–/P	(525)	55,000	5/11/63	300 bp	102
CMBX NA BBB– Index	BBB–/P	1,309	55,000	5/11/63	300 bp	1,936

Global Income Trust     59

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$94	$35,000	5/11/63	300 bp	$493
CMBX NA BBB– Index	BBB–/P	48	1,000	5/11/63	300 bp	59
Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(692)	100,000	5/11/63	300 bp	448
CMBX NA BBB– Index	BBB–/P	61	17,000	1/17/47	300 bp	(82)
CMBX NA BBB– Index	BBB–/P	61	17,000	1/17/47	300 bp	(82)
CMBX NA BBB– Index	BBB–/P	257	33,000	1/17/47	300 bp	(31)
CMBX NA BBB– Index	BBB–/P	141	33,000	1/17/47	300 bp	(136)
CMBX NA BBB– Index	BBB–/P	118	33,000	1/17/47	300 bp	(160)
CMBX NA BBB– Index	BBB–/P	118	33,000	1/17/47	300 bp	(160)
CMBX NA BBB– Index	BBB–/P	271	69,000	1/17/47	300 bp	(309)
CMBX NA BBB– Index	BBB–/P	83	77,000	1/17/47	300 bp	(564)
CMBX NA BBB– Index	BBB–/P	703	83,000	1/17/47	300 bp	(35)
CMBX NA BB Index	—	543	53,000	5/11/63	(500 bp)	33
CMBX NA BB Index	—	1,198	53,000	5/11/63	(500 bp)	688
CMBX NA BB Index	—	(519)	54,000	5/11/63	(500 bp)	(1,039)
CMBX NA BB Index	—	70	58,000	5/11/63	(500 bp)	(488)
CMBX NA BB Index	—	(1,315)	124,000	5/11/63	(500 bp)	(2,509)
CMBX NA BB Index	—	(80)	40,000	1/17/47	(500 bp)	271
CMBX NA BBB– Index	BBB–/P	(1,950)	117,000	5/11/63	300 bp	(616)
CMBX NA BBB– Index	BBB–/P	(875)	109,000	5/11/63	300 bp	367
CMBX NA BBB– Index	BBB–/P	(437)	109,000	5/11/63	300 bp	805
CMBX NA BBB– Index	BBB–/P	(1,011)	108,000	5/11/63	300 bp	221
CMBX NA BBB– Index	BBB–/P	(1,083)	108,000	5/11/63	300 bp	148

60     Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(1,083)	$108,000	5/11/63	300 bp	$148
CMBX NA BBB– Index	BBB–/P	1,188	104,000	5/11/63	300 bp	2,374
CMBX NA BBB– Index	BBB–/P	614	103,000	5/11/63	300 bp	1,789
CMBX NA BBB– Index	BBB–/P	(600)	55,000	5/11/63	300 bp	27
Total		$140,823	$180,545
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2015. Securities rated by Putnam are indicated by “/P.”

Global Income Trust     61

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$7,687,000	$—
Corporate bonds and notes	—	90,377,118	543,400
Foreign government and agency bonds and notes	—	101,371,091	—
Mortgage-backed securities	—	70,349,748	1,075,743
Municipal bonds and notes	—	421,987	—
Purchased options outstanding	—	68,220	—
Purchased swap options outstanding	—	1,577,310	—
U.S. government and agency mortgage obligations	—	41,739,737	—
U.S. treasury obligations	—	110,688	—
Short-term investments	18,623,691	10,078,871	—
Totals by level	$18,623,691	$323,781,770	$1,619,143

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(247,350)	$—
Futures contracts	(834,309)	—	—
Written options outstanding	—	(72,690)	—
Written swap options outstanding	—	(1,627,371)	—
Forward premium swap option contracts	—	(28,962)	—
TBA sale commitments	—	(5,190,625)	—
Interest rate swap contracts	—	(2,971,272)	—
Total return swap contracts	—	176,051	—
Credit default contracts	—	39,722	—
Totals by level	$(834,309)	$(9,922,497)	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

62     Global Income Trust

Statement of assets and liabilities 4/30/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $326,965,325)	$326,202,913
Affiliated issuers (identified cost $17,821,691) (Note 5)	17,821,691
Cash	2,355
Foreign currency (cost $23,785) (Note 1)	23,820
Interest and other receivables	3,192,401
Receivable for shares of the fund sold	585,225
Receivable for investments sold	916,783
Receivable for sales of delayed delivery securities (Note 1)	2,122,891
Receivable for variation margin (Note 1)	1,785,154
Unrealized appreciation on forward premium swap option contracts (Note 1)	94,600
Unrealized appreciation on forward currency contracts (Note 1)	1,622,085
Unrealized appreciation on OTC swap contracts (Note 1)	1,203,327
Premium paid on OTC swap contracts (Note 1)	30,022
Prepaid assets	46,832
Total assets	355,650,099
LIABILITIES
Payable for investments purchased	509,840
Payable for purchases of delayed delivery securities (Note 1)	30,189,051
Payable for shares of the fund repurchased	726,055
Payable for compensation of Manager (Note 2)	138,758
Payable for custodian fees (Note 2)	31,494
Payable for investor servicing fees (Note 2)	79,555
Payable for Trustee compensation and expenses (Note 2)	123,574
Payable for administrative services (Note 2)	984
Payable for distribution fees (Note 2)	71,531
Payable for variation margin (Note 1)	1,760,024
Unrealized depreciation on OTC swap contracts (Note 1)	870,314
Premium received on OTC swap contracts (Note 1)	172,155
Unrealized depreciation on forward currency contracts (Note 1)	1,869,435
Unrealized depreciation on forward premium swap option contracts (Note 1)	123,562
Written options outstanding, at value (premiums $2,563,013) (Notes 1 and 3)	1,700,061
TBA sale commitments, at value (proceeds receivable $5,182,891) (Note 1)	5,190,625
Collateral on certain derivative contracts, at value (Note 1)	912,688
Other accrued expenses	121,205
Total liabilities	44,590,911
Net assets	$311,059,188

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Global Income Trust     63

	Statement of assets and liabilities (Continued)
	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$317,127,718
	Undistributed net investment income (Note 1)	2,264,505
	Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,019,696)
	Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,313,339)
	Total — Representing net assets applicable to capital shares outstanding	$311,059,188
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($174,062,779 divided by 14,046,527 shares)	$12.39
	Offering price per class A share (100/96.00 of $12.39)*	$12.91
	Net asset value and offering price per class B share ($7,072,744 divided by 573,482 shares)**	$12.33
	Net asset value and offering price per class C share ($27,618,479 divided by 2,238,504 shares)**	$12.34
	Net asset value and redemption price per class M share ($10,147,740 divided by 826,877 shares)	$12.27
	Offering price per class M share (100/96.75 of $12.27)†	$12.68
	Net asset value, offering price and redemption price per class R share ($5,213,979 divided by 421,519 shares)	$12.37
	Net asset value, offering price and redemption price per class R5 share ($24,498 divided by 1,976 shares)	$12.40
	Net asset value, offering price and redemption price per class R6 share ($4,336,659 divided by 350,006 shares)	$12.39
	Net asset value, offering price and redemption price per class Y share ($82,582,310 divided by 6,667,266 shares)	$12.39
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

64     Global Income Trust

Statement of operations Six months ended 4/30/15 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $10,705 from investments in affiliated issuers) (Note 5)	$5,957,001
EXPENSES
Compensation of Manager (Note 2)	894,432
Investor servicing fees (Note 2)	239,480
Custodian fees (Note 2)	49,112
Trustee compensation and expenses (Note 2)	5,115
Distribution fees (Note 2)	442,666
Administrative services (Note 2)	5,092
Other	194,337
Total expenses	1,830,234
Expense reduction (Note 2)	(356)
Net expenses	1,829,878
Net investment income	4,127,123

Net realized gain on investments (Notes 1 and 3)	1,518,864
Net realized loss on swap contracts (Note 1)	(3,969,173)
Net realized gain on futures contracts (Note 1)	1,029,414
Net realized gain on foreign currency transactions (Note 1)	7,468,857
Net realized loss on written options (Notes 1 and 3)	(1,218,458)
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,263,219)
Net unrealized depreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the period	(8,179,019)
Net loss on investments	(4,612,734)
Net decrease in net assets resulting from operations	$(485,611)

The accompanying notes are an integral part of these financial statements.

Global Income Trust     65

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/15*	Year ended 10/31/14
	Operations:
	Net investment income	$4,127,123	$9,085,578
	Net realized gain (loss) on investments and foreign currency transactions	4,829,504	(1,731,545)
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(9,442,238)	2,285,618
	Net increase (decrease) in net assets resulting from operations	(485,611)	9,639,651
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(2,728,103)	(5,908,621)
	Class B	(87,986)	(191,793)
	Class C	(341,642)	(678,804)
	Class M	(148,018)	(321,934)
	Class R	(82,824)	(165,487)
	Class R5	(406)	(513)
	Class R6	(77,311)	(152,391)
	Class Y	(1,646,222)	(2,318,525)
	Increase (decrease) from capital share transactions (Note 4)	(32,572,581)	47,123,695
	Total increase (decrease) in net assets	(38,170,704)	47,025,278
	NET ASSETS
	Beginning of period	349,229,892	302,204,614
	End of period (including undistributed net investment income of $2,264,505 and $3,249,894, respectively)	$311,059,188	$349,229,892
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

66     Global Income Trust

This page left blank intentionally.

Global Income Trust     67

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
April 30, 2015**	$12.60	.15	(.17)	(.02)	(.19)	—	(.19)	—	—	$12.39	(.14) *	$174,063	.54*	1.24*	131*[d]
October 31, 2014	12.57	.36	.05	.41	(.38)	—	(.38)	—	—	12.60	3.30	171,481	1.09	2.84	295[d]
October 31, 2013	12.85	.38	(.27)	.11	(.35)	(.04)	(.39)	—	—	12.57	.82	199,284	1.10	2.96	335[e]
October 31, 2012	12.58	.36	.38	.74	(.36)	(.11)	(.47)	—	—	12.85	6.02	229,240	1.10	2.85	162[e]
October 31, 2011	13.15	.47	(.27)	.20	(.77)	—	(.77)	—[f]	—[f,g]	12.58	1.55	215,202	1.13	3.67	116[e]
October 31, 2010	13.24	.80	.82	1.62	(1.71)	—	(1.71)	—[f]	—[f,h]	13.15	13.63	157,631	1.14[i]	6.35[i]	79[e]
Class B
April 30, 2015**	$12.54	.11	(.17)	(.06)	(.15)	—	(.15)	—	—	$12.33	(.51) *	$7,073	.91*	.86*	131*[d]
October 31, 2014	12.51	.26	.06	.32	(.29)	—	(.29)	—	—	12.54	2.54	7,884	1.84	2.08	295[d]
October 31, 2013	12.80	.28	(.28)	—[f]	(.26)	(.03)	(.29)	—	—	12.51	(.01)	9,002	1.85	2.21	335[e]
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.24	11,109	1.85	2.10	162[e]
October 31, 2011	13.10	.38	(.28)	.10	(.67)	—	(.67)	—[f]	—[f,g]	12.53	.81	11,499	1.88	2.94	116[e]
October 31, 2010	13.20	.72	.80	1.52	(1.62)	—	(1.62)	—[f]	—[f,h]	13.10	12.74	9,453	1.89[i]	5.67[i]	79[e]
Class C
April 30, 2015**	$12.55	.11	(.17)	(.06)	(.15)	—	(.15)	—	—	$12.34	(.51) *	$27,618	.91*	.87*	131*[d]
October 31, 2014	12.51	.26	.07	.33	(.29)	—	(.29)	—	—	12.55	2.61	30,175	1.84	2.08	295[d]
October 31, 2013	12.80	.28	(.28)	—[f]	(.26)	(.03)	(.29)	—	—	12.51	(.01)	31,771	1.85	2.22	335[e]
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.25	39,316	1.85	2.10	162[e]
October 31, 2011	13.10	.35	(.24)	.11	(.68)	—	(.68)	—[f]	—[f,g]	12.53	.83	36,264	1.88	2.70	116[e]
October 31, 2010	13.20	.68	.85	1.53	(1.63)	—	(1.63)	—[f]	—[f,h]	13.10	12.80	13,700	1.89[i]	5.39[i]	79[e]
Class M
April 30, 2015**	$12.48	.14	(.17)	(.03)	(.18)	—	(.18)	—	—	$12.27	(.28) *	$10,148	.66*	1.11*	131*[d]
October 31, 2014	12.45	.33	.05	.38	(.35)	—	(.35)	—	—	12.48	3.07	10,911	1.34	2.58	295[d]
October 31, 2013	12.74	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	12.45	.50	12,457	1.35	2.71	335[e]
October 31, 2012	12.47	.32	.38	.70	(.33)	(.10)	(.43)	—	—	12.74	5.80	14,969	1.35	2.60	162[e]
October 31, 2011	13.04	.45	(.28)	.17	(.74)	—	(.74)	—[f]	—[f,g]	12.47	1.30	16,403	1.38	3.51	116[e]
October 31, 2010	13.14	.78	.80	1.58	(1.68)	—	(1.68)	—[f]	—[f,h]	13.04	13.35	17,170	1.39[i]	6.21[i]	79[e]
Class R
April 30, 2015**	$12.58	.14	(.17)	(.03)	(.18)	—	(.18)	—	—	$12.37	(.28) *	$5,214	.66*	1.10*	131*[d]
October 31, 2014	12.54	.33	.06	.39	(.35)	—	(.35)	—	—	12.58	3.12	6,072	1.34	2.58	295[d]
October 31, 2013	12.83	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	12.54	.50	5,586	1.35	2.70	335[e]
October 31, 2012	12.56	.33	.37	.70	(.33)	(.10)	(.43)	—	—	12.83	5.76	4,142	1.35	2.61	162[e]
October 31, 2011	13.14	.44	(.28)	.16	(.74)	—	(.74)	—[f]	—[f,g]	12.56	1.25	3,658	1.38	3.43	116[e]
October 31, 2010	13.23	.75	.84	1.59	(1.68)	—	(1.68)	—[f]	—[f,h]	13.14	13.39	2,264	1.39[i]	5.92[i]	79[e]
Class R5
April 30, 2015**	$12.60	.18	(.17)	.01	(.21)	—	(.21)	—	—	$12.40	.07*	$24	.40*	1.40*	131*[d]
October 31, 2014	12.56	.39	.07	.46	(.42)	—	(.42)	—	—	12.60	3.67	24.82		3.02	295[d]
October 31, 2013	12.85	.42	(.29)	.13	(.38)	(.04)	(.42)	—	—	12.56	1.02	11.82		3.27	335[e]
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.34*	10	.27*	.99*	162[e]
Class R6
April 30, 2015**	$12.60	.18	(.18)	—[f]	(.21)	—	(.21)	—	—	$12.39	.03*	$4,337	.37*	1.41*	131*[d]
October 31, 2014	12.57	.40	.06	.46	(.43)	—	(.43)	—	—	12.60	3.64	4,736.75		3.15	295[d]
October 31, 2013	12.85	.38[j]	(.23)	.15	(.39)	(.04)	(.43)	—	—	12.57	1.19	4,025.75		3.00[j]	335[e]
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.37*	10	.25*	1.01*	162[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

68	Global Income Trust	Global Income Trust	69

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
April 30, 2015**	$12.60	.17	(.17)	—[f]	(.21)	—	(.21)	—	—	$12.39	(.01) *	$82,582	.41*	1.37*	131*[d]
October 31, 2014	12.57	.38	.07	.45	(.42)	—	(.42)	—	—	12.60	3.58	117,947.84		2.97	295[d]
October 31, 2013	12.86	.41	(.28)	.13	(.38)	(.04)	(.42)	—	—	12.57	1.00	40,069.85		3.22	335[e]
October 31, 2012	12.58	.39	.39	.78	(.38)	(.12)	(.50)	—	—	12.86	6.40	64,357.85		3.11	162[e]
October 31, 2011	13.16	.46	(.24)	.22	(.80)	—	(.80)	—[f]	—[f,g]	12.58	1.74	72,631.88		3.53	116[e]
October 31, 2010	13.25	.83	.83	1.66	(1.75)	—	(1.75)	—[f]	—[f,h]	13.16	13.93	13,371	.89[i]	6.54[i]	79[e]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Portfolio turnover includes TBA purchase and sale commitments.

e  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	673%
October 31, 2012	328
October 31, 2011	319
October 31, 2010	161

f  Amount represents less than $0.01 per share.

g  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

i  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.02% of average net assets.

j  The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

70	Global Income Trust	Global Income Trust	71

Notes to financial statements 4/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through April 30, 2015.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate- to long-term maturities (three years or longer). The fund may also invest in bonds that are below-investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved

72     Global Income Trust

by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign

Global Income Trust     73

currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared

74     Global Income Trust

interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Global Income Trust     75

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,119,274 at the close of the reporting period.

76     Global Income Trust

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,870,029 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,471,000 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Global Income Trust     77

At October 31, 2014, the fund had a capital loss carryover of $9,743,836 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$6,736,225	$528,189	$7,264,414	*
2,479,422	N/A	2,479,422	October 31, 2017

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $345,704,749, resulting in gross unrealized appreciation and depreciation of $12,940,467 and $14,620,612, respectively, or net unrealized depreciation of $1,680,145.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,
0.650%	of the next $5 billion,
0.600%	of the next $10 billion,
0.550%	of the next $10 billion,
0.500%	of the next $50 billion,
0.480%	of the next $50 billion,
0.470%	of the next $100 billion and
0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

78     Global Income Trust

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$127,479
Class B	5,425
Class C	21,034
Class M	7,563
Class R	4,305
Class R5	14
Class R6	1,136
Class Y	72,524
Total	$239,480

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $356 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $185, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$219,468
Class B	37,387
Class C	144,923
Class M	26,053
Class R	14,835
Total	$442,666

Global Income Trust     79

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,809 and $65 from the sale of class A and class M shares, respectively, and received $1,570 and $160 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $19 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$421,845,520	$429,013,638
U.S. government securities (Long-term)	—	—
Total	$421,845,520	$429,013,638

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$109,252,700	$1,249,373	$40,000,000	$148,750
Options opened	727,759,950	4,567,188	89,000,000	590,547
Options exercised	(44,511,300)	(294,387)	—	—
Options expired	(95,124,150)	(472,562)	(44,000,000)	(227,812)
Options closed	(382,637,500)	(2,578,318)	(62,000,000)	(419,766)
Written options outstanding at the end of the reporting period	$314,739,700	$2,471,294	$23,000,000	$91,719

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/15		Year ended 10/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	1,891,066	$23,676,002	4,413,251	$56,303,781
Shares issued in connection with reinvestment of distributions	198,960	2,482,057	425,621	5,434,427
	2,090,026	26,158,059	4,838,872	61,738,208
Shares repurchased	(1,651,321)	(20,634,406)	(7,088,766)	(90,985,210)
Net increase (decrease)	438,705	$5,523,653	(2,249,894)	$(29,247,002)

80     Global Income Trust

	Six months ended 4/30/15		Year ended 10/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	14,245	$177,428	58,465	$746,113
Shares issued in connection with reinvestment of distributions	6,512	80,871	13,829	175,668
	20,757	258,299	72,294	921,781
Shares repurchased	(75,843)	(942,501)	(163,376)	(2,076,157)
Net decrease	(55,086)	$(684,202)	(91,082)	$(1,154,376)

	Six months ended 4/30/15		Year ended 10/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	137,651	$1,713,550	549,979	$7,026,458
Shares issued in connection with reinvestment of distributions	22,198	275,724	44,636	567,273
	159,849	1,989,274	594,615	7,593,731
Shares repurchased	(326,133)	(4,052,564)	(728,810)	(9,239,646)
Net decrease	(166,284)	$(2,063,290)	(134,195)	$(1,645,915)

	Six months ended 4/30/15		Year ended 10/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	12,152	$150,385	15,894	$201,452
Shares issued in connection with reinvestment of distributions	2,563	31,675	5,630	71,168
	14,715	182,060	21,524	272,620
Shares repurchased	(62,049)	(768,587)	(147,960)	(1,862,433)
Net decrease	(47,334)	$(586,527)	(126,436)	$(1,589,813)

	Six months ended 4/30/15		Year ended 10/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	98,036	$1,222,217	173,435	$2,212,315
Shares issued in connection with reinvestment of distributions	4,934	61,441	9,059	115,473
	102,970	1,283,658	182,494	2,327,788
Shares repurchased	(164,206)	(2,044,330)	(145,076)	(1,848,656)
Net increase (decrease)	(61,236)	$(760,672)	37,418	$479,132

	Six months ended 4/30/15		Year ended 10/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	133	$1,666	1,022	$13,188
Shares issued in connection with reinvestment of distributions	33	406	40	513
	166	2,072	1,062	13,701
Shares repurchased	(91)	(1,131)	—	—
Net increase	75	$941	1,062	$13,701

Global Income Trust     81

	Six months ended 4/30/15		Year ended 10/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	30,098	$376,107	83,736	$1,063,103
Shares issued in connection with reinvestment of distributions	6,199	77,307	11,931	152,362
	36,297	453,414	95,667	1,215,465
Shares repurchased	(62,130)	(775,937)	(40,109)	(510,565)
Net increase (decrease)	(25,833)	$(322,523)	55,558	$704,900

	Six months ended 4/30/15		Year ended 10/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,720,502	$21,508,300	7,420,058	$95,484,059
Shares issued in connection with reinvestment of distributions	98,960	1,234,080	119,124	1,521,931
	1,819,462	22,742,380	7,539,182	97,005,990
Shares repurchased	(4,515,474)	(56,422,341)	(1,364,769)	(17,442,922)
Net increase (decrease)	(2,696,012)	$(33,679,961)	6,174,413	$79,563,068

At the close of the reporting period, Putnam Investments, LLC owned 882 class R5 shares of the fund (44.6% of class R5 shares outstanding), valued at $10,937.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$—	$3,318,955	$3,318,955	$371	$—
Putnam Short Term Investment Fund*	33,891,737	74,556,127	90,626,173	10,334	17,821,691
Totals	$33,891,737	$77,875,082	$93,945,128	$10,705	$17,821,691

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The

82     Global Income Trust

fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$24,300,000
Purchased swap option contracts (contract amount)	$299,400,000
Written TBA commitment option contracts (contract amount) (Note 3)	$43,000,000
Written swap option contracts (contract amount) (Note 3)	$214,900,000
Futures contracts (number of contracts)	900
Forward currency contracts (contract amount)	$432,500,000
OTC interest rate swap contracts (notional)	$63,000,000
Centrally cleared interest rate swap contracts (notional)	$717,000,000
OTC total return swap contracts (notional)	$61,500,000
OTC credit default contracts (notional)	$7,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables	$65,384	Payables	$25,662
Foreign exchange contracts	Receivables	1,622,085	Payables	1,869,435
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	7,228,285*	Payables, Net assets — Unrealized depreciation	10,941,308*
Total		$8,915,754		$12,836,405

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Global Income Trust     83

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$55,417	$55,417
Foreign exchange contracts	—	—	7,583,684	—	$7,583,684
Interest rate contracts	156,994	1,029,414	—	(4,024,590)	$(2,838,182)
Total	$156,994	$1,029,414	$7,583,684	$(3,969,173)	$4,800,919

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$28,313	$28,313
Foreign exchange contracts	—	—	(1,286,504)	—	$(1,286,504)
Interest rate contracts	531,459	(998,397)	—	(44,204)	$(511,142)
Total	$531,459	$(998,397)	$(1,286,504)	$(15,891)	$(1,769,333)

84     Global Income Trust

This page left blank intentionally.

Global Income Trust     85

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$706,781	$—	$39,349	$—	$—	$—	$—	$—	$746,130
Centrally cleared interest rate swap contracts§	—	—	1,691,528	—	—	—	—	—	—	—	—	—	—	—	1,691,528
OTC Total return swap contracts*#	6,343	79,125	—	273	45,228	—	108,542	—	9,813	—	—	—	—	—	249,324
OTC Credit default contracts*#	5,517	1,391	—	—	46,485	—	11,991	—	—	—	—	—	—	—	65,384
Futures contracts§	—	—	—	—	—	—	—	—	—	93,626	—	—	—	—	93,626
Forward currency contracts#	90,330	89,794	—	101,230	69,780	69,061	89,636	108,424	121,555	—	141,678	543,131	109,172	88,294	1,622,085
Forward premium swap option contracts#	—	3,989	—	—	—	—	—	—	90,611	—	—	—	—	—	94,600
Purchased swap options**#	427,143	63,037	—	115,485	581,482	—	390,163	—	—	—	—	—	—	—	1,577,310
Purchased options**#	—	—	—	—	—	—	—	—	68,220	—	—	—	—	—	68,220
Total Assets	$529,333	$237,336	$1,691,528	$216,988	$742,975	$69,061	$1,307,113	$108,424	$329,548	$93,626	$141,678	$543,131	$109,172	$88,294	$6,208,207
Liabilities:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$582,422	$—	$—	$188,601	$—	$—	$—	$—	$—	$771,023
Centrally cleared interest rate swap contracts§	—	—	1,464,523	—	—	—	—	—	—	—	—	—	—	—	1,464,523
OTC Total return swap contracts*#	—	20,994	—	—	5,550	—	37,678	—	9,051	—	—	—	—	—	73,273
OTC Credit default contracts*#	—	—	—	—	18,998	—	6,664	—	—	—	—	—	—	—	25,662
Futures contracts§	—	—	—	—	—	—	—	—	—	295,501	—	—	—	—	295,501
Forward currency contracts#	77,731	328,615	—	126,747	227,307	303,083	73,979	175,609	120,912	—	78,132	148,427	204,143	4,750	1,869,435
Forward premium swap option contracts#	—	1,908	—	—	—	—	1,975	—	119,679	—	—	—	—	—	123,562
Written swap options#	331,873	40,079	—	71,816	373,107	—	254,712	—	555,784	—	—	—	—	—	1,627,371
Written options#	—	—	—	—	—	—	—	—	72,690	—	—	—	—	—	72,690
Total Liabilities	$409,604	$391,596	$1,464,523	$198,563	$624,962	$885,505	$375,008	$175,609	$1,066,717	$295,501	$78,132	$148,427	$204,143	$4,750	$6,323,040
Total Financial and Derivative Net Assets	$119,729	$(154,260)	$227,005	$18,425	$118,013	$(816,444)	$932,105	$(67,185)	$(737,169)	$(201,875)	$63,546	$394,704	$(94,971)	$83,544	$(114,833)
Total collateral received (pledged)†##	$—	$(121,000)	$—	$18,425	$118,013	$(610,000)	$932,105	$110,688	$(737,169)	$—	$63,546	$—	$—	$—
Net amount	$119,729	$(33,260)	$227,005	$—	$—	$(206,444)	$—	$(177,873)	$—	$(201,875)	$—	$394,704	$(94,971)	$83,544

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

86	Global Income Trust	Global Income Trust	87

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

88     Global Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA031
294683 6/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015